                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5845

                           Van Kampen Senior Loan Fund
               (Exact name of registrant as specified in charter)

                   522 Fifth Avenue, New York, New York 10036
               (Address of principal executive offices) (Zip code)

                                 Jerry W. Miller
                   522 Fifth Avenue, New York, New York 10036
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 212-762-4000

Date of fiscal year end: 7/31

Date of reporting period: 7/31/08

Item 1. Report to Shareholders.

The Fund's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

       Welcome, Shareholder

       In this report, you'll learn about how your investment in Van Kampen Senior Loan Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of July 31, 2008.

       THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A CLASS A, B, C, IB OR IC SHARE PROSPECTUS FOR THE FUND BEING OFFERED. THE PROSPECTUS CONTAINS INFORMATION ABOUT THE FUND, INCLUDING THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. TO OBTAIN AN ADDITIONAL PROSPECTUS, CONTACT YOUR FINANCIAL ADVISOR OR DOWNLOAD ONE AT VANKAMPEN.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

       MARKET FORECASTS PROVIDED IN THIS REPORT MAY NOT NECESSARILY COME TO PASS. THERE IS NO ASSURANCE THAT A MUTUAL FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. FUNDS ARE SUBJECT TO MARKET RISK, WHICH IS THE POSSIBILITY THAT THE MARKET VALUES OF SECURITIES OWNED BY THE FUND WILL DECLINE AND THAT THE VALUE OF THE FUND SHARES MAY THEREFORE BE LESS THAN WHAT YOU PAID FOR THEM. ACCORDINGLY, YOU CAN LOSE MONEY INVESTING IN THIS FUND.

       AN INVESTMENT IN SENIOR LOANS IS SUBJECT TO CERTAIN RISKS SUCH AS LOAN DEFAULTS AND ILLIQUIDITY DUE TO INSUFFICIENT COLLATERAL BACKING.

         ---------------------------------------------------------------------------------------
            NOT FDIC INSURED             OFFER NO BANK GUARANTEE              MAY LOSE VALUE
         ---------------------------------------------------------------------------------------
                   NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY               NOT A DEPOSIT
         ---------------------------------------------------------------------------------------

Performance Summary as of 7/31/08

CURRENT DISTRIBUTIONS

(JULY 31, 1998-- JULY 31, 2008)
(LINE GRAPH)

                                                                VAN KAMPEN SENIOR LOAN FUND
                                                                         (CLASS IB)                  3 MONTH T-BILL (GENERIC)
                                                                ---------------------------          ------------------------
7/98                                                                       6.7884                             5.075
                                                                           6.8089                             4.825
                                                                           6.8157                             4.361
                                                                            6.475                             4.318
                                                                           6.1807                             4.483
                                                                           6.1994                             4.452
                                                                           6.2119                             4.452
                                                                           6.1994                             4.670
                                                                           6.2119                             4.475
                                                                           6.1994                             4.535
                                                                           6.2245                             4.627
                                                                           6.4397                             4.779
7/99                                                                       6.4848                             4.745
                                                                            6.551                             4.967
                                                                           6.5644                             4.851
                                                                           6.5846                             5.088
                                                                           6.5914                             5.301
                                                                           6.5914                             5.328
                                                                           6.9016                             5.692
                                                                           6.9592                             5.781
                                                                           7.1369                             5.871
                                                                           7.2251                             5.829
                                                                           7.2479                             5.619
                                                                           7.5057                             5.855
7/00                                                                        7.571                             6.219
                                                                            7.603                             6.307
                                                                            7.980                             6.210
                                                                           8.3117                             6.389
                                                                           8.4026                             6.202
                                                                           8.5333                             5.895
                                                                           8.6292                             4.994
                                                                           8.7372                             4.859
                                                                           8.0914                             4.286
                                                                           7.1972                             3.883
                                                                           6.7517                             3.616
                                                                           6.5353                             3.656
7/01                                                                       6.2923                             3.524
                                                                           5.9653                             3.367
                                                                            5.796                             2.371
                                                                           5.2777                             2.012
                                                                           4.7107                             1.726
                                                                           4.4658                             1.725
                                                                           4.1877                             1.757
                                                                           3.9661                             1.757
                                                                           3.9281                             1.777
                                                                           3.9046                             1.767
                                                                           3.9234                             1.726
                                                                           3.9517                             1.685
7/02                                                                       4.1481                             1.695
                                                                           4.3158                             1.675
                                                                           4.3266                             1.552
                                                                           4.4785                             1.450
                                                                           4.4785                             1.215
                                                                           4.2481                             1.195
                                                                            4.093                             1.174
                                                                           4.1089                             1.195
                                                                           4.0983                             1.113
                                                                           3.8127                             1.113
                                                                           3.7509                             1.103
                                                                           3.6732                             0.851
7/03                                                                       3.5405                             0.943
                                                                           3.3629                             0.973
                                                                           3.3349                             0.943
                                                                           3.2881                             0.953
                                                                           3.2425                             0.932
                                                                           3.2313                             0.922
                                                                           3.1873                             0.912
                                                                           3.0814                             0.943
                                                                           3.0607                             0.943
                                                                           2.9765                             0.963
                                                                           2.9832                             1.065
                                                                           2.9633                             1.266
7/04                                                                        2.960                             1.440
                                                                           2.9633                             1.583
                                                                            3.160                             1.705
                                                                           3.3163                             1.899
                                                                           3.3053                             2.228
                                                                           3.5022                             2.217
                                                                           3.7178                             2.463
                                                                           3.8905                             2.750
                                                                           3.8862                             2.772
                                                                            3.882                             2.894
                                                                           4.1584                             2.945
                                                                           4.4044                             3.121
7/05                                                                       4.3947                             3.398
                                                                           4.6073                             3.503
                                                                           4.7789                             3.543
                                                                           4.7894                             3.883
                                                                           4.9007                             3.937
                                                                           5.2508                             4.079
                                                                           5.2566                             4.465
                                                                           5.4846                             4.621
                                                                           5.9471                             4.607
                                                                           5.9537                             4.763
                                                                           6.2781                             4.838
                                                                            6.612                             4.981
7/06                                                                       6.6193                             5.074
                                                                           6.9103                             5.035
                                                                           7.8405                             4.877
                                                                           7.8492                             5.078
                                                                           8.0488                             5.024
                                                                           8.0488                             5.011
                                                                            8.031                             5.108
                                                                           7.9693                             5.129
                                                                           7.9868                             5.033
                                                                           7.5991                             4.845
                                                                           7.5908                             4.736
                                                                            7.462                             4.807
7/07                                                                       7.6302                             4.946
                                                                           7.6694                             4.111
                                                                           7.6338                             3.801
                                                                           7.5986                             3.916
                                                                            7.778                             3.150
                                                                           7.8522                             3.242
                                                                           8.1737                             1.946
                                                                           8.7723                             1.843
                                                                           8.9633                             1.321
                                                                           8.7143                             1.382
                                                                           6.1895                             1.884
                                                                            6.133                             1.736
7/08                                                                       6.2804                             1.665

Data provided for the fund reflects distributions that occur on the 25th of each month or the prior business day if the 25th falls on a weekend or holiday, whereas benchmark data is as of the month end.

*Source: Bloomberg

                                                                                 IB SHARES     IC SHARES
                           A SHARES           B SHARES           C SHARES          since         since
                        since 2/18/05      since 2/18/05      since 2/18/05       10/4/89       6/13/03
---------------------------------------------------------------------------------------------------------
                                 W/MAX              W/MAX              W/MAX
                         W/O     3.25%      W/O     3.00%      W/O     1.00%
AVERAGE ANNUAL          SALES    SALES     SALES    SALES     SALES    SALES     W/O SALES     W/O SALES
TOTAL RETURNS          CHARGES   CHARGE   CHARGES   CHARGE   CHARGES   CHARGE     CHARGES       CHARGES

Since Inception         0.89%    -0.08%    0.14%    -0.10%    0.14%     0.14%      5.09%         3.88%

10-year                   --        --       --        --       --        --       2.92            --

5-year                    --        --       --        --       --        --       3.61          3.57

1-year                 -6.70     -9.73    -7.43     -10.02   -7.43     -8.29      -6.69         -6.69
---------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH IS NO GUARANTEE OF FUTURE RESULTS, AND CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE FIGURES SHOWN. FOR THE MOST RECENT MONTH-END PERFORMANCE FIGURES, PLEASE VISIT VANKAMPEN.COM OR SPEAK WITH YOUR FINANCIAL ADVISOR. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE AND FUND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 3.25 percent for Class A shares, an early withdrawal charge of 3.00 percent for Class B shares (in year one and declining to zero after year five), an early withdrawal charge of 1.00 percent for Class C shares in year one, and combined distribution fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares and a service fee of up to 0.15 percent for Class IC shares. Effective 2/18/05, contingent deferred sales charges for Class IB and Class IC shares have been terminated. New investments are not available in Class IB and IC shares. Figures shown above assume reinvestment of all distributions. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

Fund Report

FOR THE 12-MONTH PERIOD ENDED JULY 31, 2008

MARKET CONDITIONS

The U.S. economic picture weakened over the course of the 12-month reporting period as the pace of growth slowed while inflationary pressures, particularly rising food and oil prices, began to grow. These factors, coupled with the declining housing market, weighed on consumers and translated into slower earnings growth for many corporate borrowers in the senior loan market as demand for their products and services declined. At the same time, the dislocations stemming from the problems in the subprime mortgage sector permeated the capital markets, leading to a significant contraction in credit and liquidity and considerable losses for many financial firms.

The Federal Reserve (the "Fed") took several steps to help support both the economy and market liquidity, including reducing the target federal funds rate a total of 325 basis points during the period, bringing the rate to 2.0 percent by the end of April. In the final months of the period, the Fed held rates steady in an effort to limit inflationary pressures, although concerns of an economic recession remained.

In the aggregate, it was a volatile and challenging period for the financial markets. The uncertain environment prompted many investors to shun riskier assets, which resulted in diminished performance for most sectors of the market. The senior loan market faced additional challenges. While demand for senior loans was declining, the supply of loans coming to market--particularly in the fourth quarter of 2007--was rising, creating a technical demand/supply imbalance that put considerable pressure on prices, which reached a low for the period in March. Tighter lending standards and increased selling by retail and relative value investors also contributed to price declines. In April, the technical picture began to improve as large underwriting banks made substantial progress working down the inventory of underwritten but not yet syndicated leveraged loans while low loan prices attracted new money into the asset class from private equity and credit opportunity funds. As a result, loan prices rose, reaching their highest level for the calendar year so far in mid-June. At the end of June, however, the market reversed course again due in large part to concerns about underlying credit fundamentals amid negative news regarding the auto industry and mortgage lenders Fannie Mae (FNMA) and Freddie Mac (FHLMC). Although the default rate in the senior loan market increased to approximately three percent by period end, it still remained below the historical average. Given the weaker economic outlook, we anticipate defaults may continue to rise, but we believe the senior loan asset class remains compelling due to the senior secured nature of loans and their attractive current yields.

PERFORMANCE ANALYSIS

The Fund returned -6.70% percent for the 12 months ended July 31, 2008 (Class A shares, unadjusted for sales charges).

TOTAL RETURNS FOR THE 12-MONTH PERIOD ENDED JULY 31, 2008

-------------------------------------------------------------
      CLASS A   CLASS B   CLASS C   CLASS IB   CLASS IC

      -6.70%    -7.43%    -7.43%     -6.69%     -6.69%
-------------------------------------------------------------

The performance for the five share classes varies because each has different expenses. The Fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information.

We continued to adhere to our research-intensive investment process, employing a bottom-up asset selection process driven by thorough analysis of individual company fundamentals, and have not relaxed our rigorous credit standards. We believe this approach should enable us to limit our credit losses during this down cycle and may allow us to take advantage of opportunities that arise during volatile periods such as we are currently experiencing.

We continued to position the portfolio defensively, generally avoiding sectors or industries that we believe are vulnerable to cyclical economic downturns. For example, the Fund remained underweighted in the auto and airline industries because of their susceptibility to high fuel prices. We made relatively few changes to the portfolio during the reporting year, and as of the end of the period, the Fund's largest sector weightings were Printing & Publishing; Hotels, Motels, Inns & Gaming; and Healthcare.

The Fund remained fully invested in senior secured loans, and used a modest amount of leverage which may allow us to enhance the Fund's yield while keeping credit standards high. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed-income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans adjusts to changes in interest rates, as do the rates which determine the Fund's borrowing costs. (Similarly, should short-term rates fall, borrowing costs would also decline.) While we believe this portfolio structure (fully invested, modest leverage) adds value for shareholders over a full cycle, it has been a drag on performance in the short term. Because the recent market volatility has been driven as much by technical factors as by changes in underlying fundamentals, we have not altered the use of leverage in the Fund as we believe it is difficult to "time" technical events in the market. Therefore, portfolio composition continues to be driven by fundamental credit research.

Although it has been a difficult period, it has created attractive investment opportunities. Loans coming to market today are offering better spreads and stronger credit structures than we have seen in the past few years. These more investor-friendly terms may lead to attractive risk/reward characteristics for investors going forward. Current prices and yields in the secondary market also offer compelling opportunities. In addition, merger and acquisition activity continues, which has historically meant continued deal flows for senior secured lenders. Going forward, we will remain focused on ensuring the Fund has sufficient liquidity while maintaining a high quality, well-diversified portfolio of issuers with stable cash flows, strong management teams, and collateral value which we believe can be sufficient to provide a solid second way out in a worst-case default scenario.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/08
Printing & Publishing                                            13.6%
Hotels, Motels, Inns & Gaming                                    11.1
Healthcare                                                        8.5
Beverage, Food & Tobacco                                          8.1
Chemicals, Plastics & Rubber                                      6.8
Entertainment & Leisure                                           5.5
Finance                                                           5.2
Broadcasting--Cable                                               5.2
Broadcasting--Television                                          4.6
Business Equipment & Services                                     4.6
Containers, Packaging & Glass                                     4.0
Utilities                                                         3.7
Insurance                                                         3.6
Automotive                                                        3.4
Retail--Stores                                                    3.3
Education & Child Care                                            3.1
Electronics                                                       2.9
Buildings & Real Estate                                           2.8
Non-Durable Consumer Products                                     2.7
Broadcasting--Radio                                               2.6
Restaurants & Food Service                                        2.2
Aerospace/Defense                                                 2.0
Medical Products & Services                                       1.9
Construction Material                                             1.8
Textiles & Leather                                                1.6
Diversified Manufacturing                                         1.3
Telecommunications--Local Exchange Carriers                       1.3
Natural Resources                                                 1.2
Telecommunications--Wireless                                      1.1
Broadcasting--Diversified                                         1.0
Home & Office Furnishings, Housewares & Durable Consumer
  Products                                                        1.0
Health & Beauty                                                   0.8
Paper & Forest Products                                           0.8
Retail--Specialty                                                 0.7
Banking                                                           0.7
Transportation--Cargo                                             0.5
Ecological                                                        0.5
Transportation-Rail Manufacturing                                 0.3
Machinery                                                         0.3
Transportation--Personal                                          0.3
Pharmaceuticals                                                   0.3
Retail--Oil & Gas                                                 0.3
Telecommunications--Long Distance                                 0.2

                                             (continued on next page)

SUMMARY OF INVESTMENTS BY INDUSTRY CLASSIFICATION AS OF 7/31/08
(continued from previous page)
Durable Consumer Products                                         0.2
Farming & Agriculture                                             0.1
Grocery                                                           0.1
Personal & Miscellaneous Services                                 0.1
Mining, Steel, Iron & Non-Precious Metals                         0.0*
                                                                -----
Total Long-Term Investments                                     127.9
Total Short-Term Investments                                      1.8
                                                                -----
Total Investments                                               129.7
Borrowings                                                      (28.3)
Liabilities in excess of Other Assets                            (1.4)
                                                                -----
Net Assets                                                      100.0%

*   Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the sectors shown above. Summary of investments by industry classification percentages are as a percentage of net assets. Securities are classified by sectors that represent broad groupings of related industries. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

FOR MORE INFORMATION ABOUT PORTFOLIO HOLDINGS

       Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

       You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

HOUSEHOLDING NOTICE

       To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

PROXY VOTING POLICY AND PROCEDURES AND PROXY VOTING RECORD

       You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

       You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and Class C Shares; and redemptions fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 2/1/08 - 7/31/08.

ACTUAL EXPENSE

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING         ENDING        EXPENSES PAID
                                                ACCOUNT VALUE    ACCOUNT VALUE    DURING PERIOD*
                                                ------------------------------------------------
                                                   2/1/08           7/31/08       2/1/08-7/31/08
Class A
  Actual......................................    $1,000.00        $  976.40          $11.15
  Hypothetical................................     1,000.00         1,013.58           11.36
  (5% annual return before expenses)
Class B
  Actual......................................     1,000.00           973.76           14.82
  Hypothetical................................     1,000.00         1,009.85           15.09
  (5% annual return before expenses)
Class C
  Actual......................................     1,000.00           973.76           14.82
  Hypothetical................................     1,000.00         1,009.85           15.09
  (5% annual return before expenses)
Class IB
  Actual......................................     1,000.00           977.68           11.16
  Hypothetical................................     1,000.00         1,013.58           11.36
  (5% annual return before expenses)
Class IC
  Actual......................................     1,000.00           977.69           11.16
  Hypothetical................................     1,000.00         1,013.58           11.36
  (5% annual return before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 2.27%, 3.02%, 3.02%, 2.27% and 2.27% for Class A, B, C, IB and IC Shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Trustees and by a majority of the independent trustees voting separately.

At meetings held on April 15, 2008 and May 8, 2008, the Board of Trustees, and the independent trustees voting separately, considered and ultimately determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the investment advisory agreement review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Trustees considered the investment advisory agreement over a period of several months and the trustees held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the investment advisory agreement.

In approving the investment advisory agreement, the Board of Trustees considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Trustees considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Trustees considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Trustees evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Trustees reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Trustees discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Trustees reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Trustees, including the independent trustees, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Trustees considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The trustees discuss with the investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The trustees also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory agreement.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Trustees reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The trustees discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the trustees and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The trustees discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The trustees review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory agreement.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the trustees review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of the Board. The trustees discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory agreement.

Economies of Scale. On a regular basis, the Board of Trustees considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the trustees discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory agreement.

Other Benefits of the Relationship. On a regular basis, the Board of Trustees considers other benefits to the investment adviser and its affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The trustees review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory agreement.

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            VARIABLE RATE** SENIOR LOAN INTERESTS  127.2%
            AEROSPACE/DEFENSE  2.0%
 $10,382    Alion Science and
            Technology Corp., Term
            Loan.......................   5.37 to 5.49%         02/06/13         $    8,824,570
   2,305    Apptis, Inc., Term Loan....   5.72 to 6.06          12/20/12              2,028,062
   3,247    DeCrane Aircraft Holdings,
            Inc., Term Loan............       5.54              02/21/13              3,003,662
   9,054    IAP Worldwide Services,
            Inc., Term Loan (a)........   8.25 to 10.50   12/30/12 to 06/30/13        7,037,324
   2,944    ILC Industries, Inc., Term
            Loan.......................       4.80              02/24/12              2,811,520
   3,546    Primus International, Inc.,
            Term Loan..................       4.96              06/07/12              3,227,211
     889    Tri-Star Electronics
            International, Term Loan...   5.80 to 6.11          02/02/13                790,987
   4,819    Vangent, Inc., Term Loan...       4.64              02/14/13              4,530,234
     625    Wesco Aircraft Hardware
            Corp., Term Loan...........       8.56              03/28/14                610,547
                                                                                 --------------
                                                                                     32,864,117
                                                                                 --------------
            AUTOMOTIVE  3.4%
   3,283    Acument Global
            Technologies, Inc., Term
            Loan.......................       6.30              08/11/13              3,086,303
     952    Affinia Group, Inc., Term
            Loan.......................       5.80              11/30/11                890,012
   2,992    Dana Corp., Term Loan......       6.75              01/31/15              2,776,463
   1,714    Delphi Corp., Term Loan....       7.25              12/31/08              1,708,608
  22,379    Ford Motor Co., Term Loan..       5.46              12/15/13             17,679,494
   2,268    Heartland Automotive
            Holdings, Inc., Term Loan
            (b)........................       7.75              02/27/12              1,531,219
   7,728    Metokote Corp., Term Loan..   5.47 to 5.80          11/27/11              7,264,249
   1,820    Navistar International
            Corp., Revolving Credit
            Agreement..................   5.90 to 6.05          01/19/12              1,690,325
   5,005    Navistar International
            Corp., Term Loan...........   6.05 to 6.29          01/19/12              4,648,394
     500    Performance Transportation
            Services, Inc., Revolving
            Credit Agreement (b) (c)
            (d)........................       7.29              01/26/12                150,092
     344    Performance Transportation
            Services, Inc., Term Loan
            (b) (c) (d)................       9.25              01/26/12                103,067
   1,930    Polypore, Inc., Term
            Loan.......................       4.72              07/03/14              1,814,200

See Notes to Financial Statements                                             13

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            AUTOMOTIVE (CONTINUED)
 $ 1,105    Precision Partners, Inc.,
            Term Loan..................      10.00%             10/27/13         $    1,091,445
   6,735    Sensata Technologies, Inc.,
            Term Loan..................   4.41 to 4.54          04/27/13              5,887,184
   6,067    Veyance Technologies, Inc.,
            Term Loan..................   4.97 to 5.30          07/31/14              5,384,629
                                                                                 --------------
                                                                                     55,705,684
                                                                                 --------------
            BANKING  0.7%
  13,312    Dollar Financial Corp.,
            Term Loan..................   5.56 to 5.81          10/30/12             11,315,549
                                                                                 --------------

            BEVERAGE, FOOD & TOBACCO  8.1%
   7,748    Acosta, Inc., Term Loan
            (e)........................       4.72              07/28/13              7,259,305
   3,305    BE Foods Investments, Inc.,
            Term Loan (a)..............       7.17              07/11/12              3,048,876
  13,248    Coleman Natural Foods, LLC,
            Term Loan (a)..............   6.96 to 12.16   08/22/12 to 08/22/13       11,822,370
   7,412    Culligan International Co.,
            Term Loan..................   4.71 to 5.05          11/24/12              5,207,248
   4,913    DCI Cheese Co., Term Loan..       8.05              08/07/13              4,298,438
  31,006    Dole Food Co., Inc., Term
            Loan.......................   4.50 to 6.00          04/12/13             28,668,557
   7,323    DS Waters of America, Inc.,
            Term Loan..................       4.71              10/25/12              6,846,764
   4,050    DSW Holdings, Inc., Term
            Loan.......................       6.47              03/07/12              3,523,500
   8,297    Farley's & Sathers Candy
            Co., Inc., Term Loan.......   6.53 to 11.12   06/15/10 to 03/24/11        7,959,063
   5,553    FSB Holdings, Inc., Term
            Loan.......................   4.94 to 8.44    09/29/13 to 03/29/14        4,964,663
   7,425    LJVH Holdings, Inc.,
            (Canada) Term Loan.........       5.30              07/19/14              7,025,906
   5,709    Bellisio Foods, Inc., Term
            Loan.......................       5.75              04/02/11              5,480,178
   5,673    OSI Group, LLC, Term Loan..       4.80              09/02/11              5,602,059
   6,631    PBM Products, LLC, Term
            Loan.......................       4.97              09/29/12              6,133,425
   6,800    Pierre Foods, Inc., Term
            Loan (b)...................       6.97              06/30/10              5,423,131

 14                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            BEVERAGE, FOOD & TOBACCO (CONTINUED)
 $19,458    Pinnacle Foods Finance,
            LLC, Term Loan.............   5.21 to 5.56%         04/02/14         $   17,820,114
     894    Smart Balance, Inc., Term
            Loan.......................       5.80              05/18/14                858,645
                                                                                 --------------
                                                                                    131,942,242
                                                                                 --------------
            BROADCASTING--CABLE  5.2%
   3,711    Cequel Communications, LLC,
            Term Loan..................   4.69 to 6.00          11/05/13              3,452,073
  68,213    Charter Communications
            Operating, LLC, Term Loan..   4.67 to 5.30    03/06/14 to 09/06/14       59,366,581
     744    CW Media Holdings, Inc.,
            (Canada) Term Loan.........       6.05              02/15/15                712,739
   6,492    Knology, Inc., Term Loan...       5.04              06/30/12              6,037,543
   6,345    MCC Iowa, LLC, Term Loan...   3.96 to 4.22    03/31/10 to 01/31/15        5,867,490
   1,576    Mediacom Illinois, LLC,
            Term Loan..................   4.21 to 4.22          01/31/15              1,445,980
   7,444    RCN Corp., Term Loan.......       5.06              05/25/14              6,705,533
                                                                                 --------------
                                                                                     83,587,939
                                                                                 --------------
            BROADCASTING--DIVERSIFIED  1.0%
   8,438    Alpha Topco Ltd., (United
            Kingdom) Term Loan (e).....   4.71 to 6.63    12/31/13 to 06/30/14        7,677,706
   5,861    Cumulus Media, Inc., Term
            Loan.......................       4.21              06/11/14              5,059,914
   4,311    NEP II, Inc., Term Loan....       5.05              02/16/14              3,911,813
                                                                                 --------------
                                                                                     16,649,433
                                                                                 --------------
            BROADCASTING--RADIO  2.6%
   5,000    Citadel Broadcasting Corp.,
            Term Loan..................   4.10 to 4.44          06/12/14              4,100,000
   7,805    CMP KC, LLC, Term Loan.....       6.50              05/03/11              5,073,393
  14,000    CMP Susquehanna Corp., Term
            Loan.......................       4.49              05/05/13             11,549,845
   5,561    Emmis Operating Co., Term
            Loan.......................   4.46 to 4.80          11/01/13              4,910,912
   1,173    LBI Media, Inc., Term
            Loan.......................       3.96              03/31/12              1,014,645
   3,988    Multicultural Radio
            Broadcasting, Inc., Term
            Loan.......................   5.42 to 8.42    12/18/12 to 06/18/13        3,711,421
   4,368    NextMedia Operating, Inc.,
            Term Loan (a)..............   6.46 to 10.46   11/15/12 to 11/15/13        3,724,830

See Notes to Financial Statements                                             15

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            BROADCASTING--RADIO (CONTINUED)
 $ 2,147    Regent Broadcasting, LLC,
            Term Loan..................       5.05%             11/21/13         $    1,948,153
   8,346    Spanish Broadcasting
            Systems, Inc., Term Loan...       4.56              06/11/12              6,551,708
                                                                                 --------------
                                                                                     42,584,907
                                                                                 --------------
            BROADCASTING--TELEVISION  4.6%
     970    Barrington Broadcasting,
            LLC, Term Loan.............   4.97 to 5.05          08/12/13                907,009
   3,000    FoxCo Acquisition, LLC,
            Term Loan..................       7.25              07/14/15              2,955,000
   4,605    Newport Television, LLC,
            Term Loan..................       8.00              09/14/16              4,346,415
   4,135    NV Broadcasting, LLC, Term
            Loan.......................       5.69              11/01/13              3,732,214
   2,421    Sunshine Acquisition, Ltd.,
            Term Loan..................       4.79              03/20/12              2,106,518
  72,705    Univision Communications,
            Inc., Term Loan............   4.71 to 5.05    03/29/09 to 09/29/14       60,761,492
                                                                                 --------------
                                                                                     74,808,648
                                                                                 --------------
            BUILDINGS & REAL ESTATE  2.8%
   2,370    California Coastal
            Communities, Inc., Term
            Loan.......................       5.22              09/15/11              2,157,064
   4,880    Contech Construction
            Products, Inc., Term
            Loan.......................   4.47 to 4.77          01/31/13              4,270,195
   2,500    El Ad IDB Las Vegas, LLC,
            Term Loan..................       5.21              02/10/09              2,312,500
  13,880    Ginn LA CS Borrower, LLC,
            Term Loan (a) (c)..........   5.97 to 13.50   06/08/11 to 06/08/12        5,244,800
   4,489    Kuilima Resort Co., Term
            Loan (c)...................  19.46 to 27.48   10/01/08 to 09/30/11          542,624
   9,800    Kyle Acquisition Group,
            LLC, Term Loan (c).........       6.00        07/20/09 to 07/20/11        3,405,500
     602    Lake at Las Vegas Joint
            Venture, LLC, Revolving
            Credit Agreement (a) (b)
            (c)........................       16.10             06/20/12                120,370
   1,000    Lake at Las Vegas Joint
            Venture, LLC, Term Loan (b)
            (f)........................       12.00             03/17/08              1,000,000
   5,164    Lake at Las Vegas Joint
            Venture, LLC, Term Loan (a)
            (b) (c)....................       16.10             06/20/12              1,032,810
   3,212    Landsource Communities
            Development, LLC, Term Loan
            (a) (b) (c)................       8.25              05/31/09              2,216,421

 16                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            BUILDINGS & REAL ESTATE (CONTINUED)
 $ 2,816    LNR Property Corp., Term
            Loan.......................       6.03%             07/12/11         $    2,271,574
   2,805    NLV Holdings, LLC, Term
            Loan.......................   6.46 to 10.71   05/09/11 to 05/30/12        1,236,050
   4,938    Realogy Corp., Term Loan...       5.46              10/10/13              4,061,145
   1,163    Shea Capital I, LLC, Term
            Loan.......................   4.46 to 5.00          10/27/11                825,596
   1,546    Shea Mountain House, LLC,
            Term Loan..................       4.46              05/11/11              1,190,482
   3,272    South Edge, LLC, Term
            Loan.......................   5.25 to 7.25    10/31/08 to 10/31/09        2,142,205
     360    Standard Pacific Corp.,
            Term Loan..................       4.47              05/05/13                295,800
   3,964    Tamarack Resorts, LLC, Term
            Loan (c)...................   8.05 to 9.25          05/19/11              2,616,240
   3,689    WCI Communities, Inc., Term
            Loan.......................       7.72              12/23/10              3,356,619
   6,145    Yellowstone Mountain Club,
            LLC, Term Loan.............       4.84              09/30/10              5,208,108
                                                                                 --------------
                                                                                     45,506,103
                                                                                 --------------
            BUSINESS EQUIPMENT & SERVICES  4.6%
   5,181    Affinion Group, Inc., Term
            Loan (e)...................   4.96 to 5.18          10/17/12              4,971,505
   1,340    Audio Visual Services
            Corp., Term Loan...........       5.06              02/28/14              1,142,243
     736    BakerCorp, Term Loan.......   4.71 to 5.27          05/08/14                675,867
   3,000    Brand Services, Inc., Term
            Loan.......................   8.69 to 8.81          02/07/15              2,782,500
   4,097    First American Payment
            Systems, LP, Term Loan.....   5.63 to 5.69          10/06/13              3,871,901
   1,783    GSI Holdings, LLC, Term
            Loan.......................       5.65              08/01/14              1,640,491
   4,950    HydroChem Industrial
            Services, Inc., Term
            Loan.......................       4.97              07/12/13              4,776,750
   1,149    Information Resources,
            Inc., Term Loan............   4.40 to 5.75          05/16/14                999,204
   2,232    InfoUSA, Inc., Term Loan...       4.81              02/14/12              2,131,570
   4,487    KAR Holdings, Inc., Term
            Loan.......................       5.06              10/20/13              4,011,091
   2,564    Katun Corp., Term Loan.....       8.30              06/30/09              2,461,049
   7,576    NCO Financial Systems, Term
            Loan.......................   6.89 to 7.06          05/15/13              7,372,539
  29,266    Nielsen Finance, LLC, Term
            Loan.......................       4.73              08/09/13             27,276,218

See Notes to Financial Statements                                             17

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            BUSINESS EQUIPMENT & SERVICES (CONTINUED)
 $ 4,950    RGIS Services, LLC, Term
            Loan.......................   4.96 to 5.30%         04/30/14         $    4,133,250
   3,889    Sedgwick CMS Holdings,
            Inc., Term Loan............       5.05              01/31/13              3,704,371
   1,990    SMG Holdings, Inc., Term
            Loan.......................   5.63 to 6.19          07/27/14              1,870,553
                                                                                 --------------
                                                                                     73,821,102
                                                                                 --------------
            CHEMICALS, PLASTICS & RUBBER  6.8%
     841    Arizona Chemical Co., Term
            Loan.......................       4.64              02/28/13                727,098
   2,689    Becker-Underwood, Inc.,
            Term Loan..................   6.21 to 6.55    03/31/10 to 09/30/11        2,615,494
   1,300    Bond US Holdings, Inc.,
            Term Loan..................       5.47              07/10/14              1,020,500
  12,600    Brenntag Holdings GmbH &
            Co. KG, (Germany) Term
            Loan.......................   5.07 to 7.07    01/17/14 to 07/17/15       11,396,500
     995    Cristal Inorganic Chemicals
            US, Inc., Term Loan........       5.05              05/15/14                843,263
   9,839    Ferro Corp., Term Loan.....   4.47 to 4.80          06/06/12              9,371,296
   2,905    Fibervisions Delaware
            Corp., Term Loan...........       7.05              03/31/13              2,178,498
   1,536    Foamex LP, Term Loan.......   5.71 to 7.25          02/12/13              1,209,971
  25,528    Hexion Specialty Chemicals,
            Inc., Term Loan............       5.06              05/05/13             22,272,773
  14,819    Huntsman International,
            LLC, Term Loan.............       4.21              04/19/14             13,937,814
   5,708    Ineos Holdings, Ltd.,
            (United Kingdom) Term
            Loan.......................   4.89 to 5.39    12/16/13 to 12/23/14        4,773,453
   8,487    Kraton Polymers, LLC, Term
            Loan.......................       4.50              05/12/13              8,046,566
   7,386    Lucite International Group
            Holdings, Ltd., (United
            Kingdom) Term Loan.........   4.92 to 5.05          07/07/13              6,074,622
   1,250    Lyondell Chemical Co.,
            Revolving Credit
            Agreement..................       5.97              12/30/13                968,750
   4,156    Lyondell Chemical Co., Term
            Loan.......................       7.00              12/20/14              3,492,405
   2,536    MacDermid, Inc., Term
            Loan.......................       4.80              04/12/14              2,345,771
   2,892    OMNOVA Solutions, Inc.,
            Term Loan..................   4.96 to 5.15          05/22/14              2,385,925
   5,000    PQ Corp., Term Loan........   5.92 to 6.05          07/30/14              4,701,565
     896    Solutia, Inc., Term Loan...       8.50              02/28/14                853,804
   4,975    Univar, Inc., Term Loan....       5.80              10/11/14              4,578,557

 18                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            CHEMICALS, PLASTICS & RUBBER (CONTINUED)
 $ 4,328    Valley National Gases,
            Inc., Term Loan............   4.71 to 5.05%         02/28/14         $    3,938,162
   6,050    Wellman, Inc., Term Loan
            (b) (c)....................   7.24 to 9.99    02/10/09 to 02/10/10        2,185,000
                                                                                 --------------
                                                                                    109,917,787
                                                                                 --------------
            CONSTRUCTION MATERIAL  1.4%
   7,346    Axia, Inc., Term Loan......       5.00              12/21/12              5,509,521
   3,537    Beacon Sales Acquisition,
            Inc., Term Loan............   4.65 to 4.78          09/30/13              3,183,300
   7,864    Building Materials Corp. of
            America, Term Loan.........   5.44 to 8.25    02/22/14 to 09/15/14        6,756,934
   5,389    Building Materials Holding
            Corp., Term Loan...........   7.30 to 7.50          11/10/11              4,203,080
   1,500    Custom Building Products,
            Inc., Term Loan............       7.80              04/29/12              1,192,500
   1,996    Panolam Industries
            International, Inc., Term
            Loan.......................       5.55              09/30/12              1,795,987
                                                                                 --------------
                                                                                     22,641,322
                                                                                 --------------
            CONTAINERS, PACKAGING & GLASS  4.0%
   3,119    Anchor Glass Container
            Corp., Term Loan (e).......       7.75              06/20/14              3,066,414
   3,476    Berlin Packaging, LLC, Term
            Loan.......................   5.46 to 5.96          08/17/14              3,250,282
   7,461    Berry Plastics Group, Inc.,
            Term Loan (e)..............       4.78              04/03/15              6,589,284
   9,371    Consolidated Container Co.,
            LLC, Term Loan.............   4.71 to 8.30    03/28/14 to 09/28/14        6,352,896
     100    Fleming Packaging Corp.,
            Revolving Credit Agreement
            (b) (c) (d) (f)............       10.75             03/31/03                      0
     871    Fleming Packaging Corp.,
            Term Loan (b) (c) (d)
            (f)........................       10.75             08/31/04                      0
   3,613    Graham Packaging Co., Term
            Loan.......................   4.88 to 5.06          10/07/11              3,449,775
     688    Graphic Packaging
            International, Inc.,
            Revolving Credit
            Agreement..................   4.71 to 5.04          05/16/13                639,375
   9,095    Graphic Packaging
            International, Inc., Term
            Loan.......................   4.79 to 4.80          05/16/14              8,558,840
   1,181    Kranson Industries, Inc.,
            Revolving Credit
            Agreement..................   4.71 to 6.25          07/31/13              1,071,568
  13,359    Kranson Industries, Inc.,
            Term Loan..................       5.05              07/31/13             12,424,190

See Notes to Financial Statements                                             19

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            CONTAINERS, PACKAGING & GLASS (CONTINUED)
 $ 5,885    Packaging Dynamics
            Operating Co., Term Loan...       4.80%             06/09/13         $    4,472,543
   4,045    Pertus Sechzehnte GmbH,
            (Germany) Term Loan........   4.84 to 5.09    06/13/15 to 06/13/16        3,112,944
   4,743    Smurfit-Stone Container
            Corp., Revolving Credit
            Agreement..................   4.75 to 6.25          11/01/09              4,339,845
   4,615    Tegrant Holding Corp., Term
            Loan.......................   5.56 to 8.31    03/08/14 to 03/08/15        2,819,792
   5,482    Unifrax Corp., Term Loan...       4.75              05/02/13              5,180,742
                                                                                 --------------
                                                                                     65,328,490
                                                                                 --------------
            DIVERSIFIED MANUFACTURING  1.3%
   1,657    Arnold Magnectic
            Technologies Corp., Term
            Loan.......................   8.56 to 10.25   03/06/11 to 03/06/12        1,623,878
   3,500    Euramax International,
            Inc., Term Loan............       10.79             06/29/13              2,467,500
   2,406    Jason, Inc., Term Loan.....       4.96              04/30/10              2,165,091
   6,016    Mueller Water Products,
            Inc., Term Loan............   4.21 to 4.55          05/24/14              5,650,491
   6,714    MW Industries, Inc., Term
            Loan.......................   5.81 to 7.56          11/01/13              6,339,944
   2,224    Wire Rope Corp. of America,
            Inc., Term Loan............       5.05              02/08/14              2,057,018
                                                                                 --------------
                                                                                     20,303,922
                                                                                 --------------
            DURABLE CONSUMER PRODUCTS  0.2%
   3,181    Brown Jordan International,
            Inc., Term Loan............   6.66 to 8.00          04/30/12              2,973,992
                                                                                 --------------

            ECOLOGICAL  0.5%
     980    Energy Solutions, LLC, Term
            Loan.......................       4.71              05/28/13                958,420
   1,162    Environmental Systems
            Products Holdings, Term
            Loan.......................       13.50             09/12/12              1,103,980
   2,844    LVI Services, Inc., Term
            Loan.......................   7.67 to 7.80          11/16/11              2,395,764
   1,350    Synagro Technologies, Inc.,
            Term Loan..................       7.44              10/02/14                924,750
   2,729    Waste Services, Inc., Term
            Loan.......................       5.15              03/31/11              2,711,977
                                                                                 --------------
                                                                                      8,094,891
                                                                                 --------------

 20                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            EDUCATION & CHILD CARE  3.1%
 $ 6,000    Bright Horizons Family
            Solutions, Inc., Term
            Loan.......................       7.50%             05/28/15         $    5,919,378
  24,813    Cengage Learning Holdings
            II, LP, Term Loan..........       4.96              07/05/14             21,986,207
   3,182    Educate, Inc., Term Loan...   5.05 to 8.06    06/14/13 to 06/14/14        2,923,595
   9,474    Education Management, LLC,
            Term Loan..................       4.56              06/01/13              8,700,669
  12,406    Nelson Education, Ltd.,
            (Canada) Term Loan.........       5.30              07/05/14             11,010,547
                                                                                 --------------
                                                                                     50,540,396
                                                                                 --------------
            ELECTRONICS  2.9%
   7,802    Dealer Computer Services,
            Inc., Term Loan............   4.80 to 8.30    10/26/12 to 10/26/13        7,252,219
   1,439    Deutsche Connector Group,
            (France) Term Loan.........   5.38 to 5.63    06/22/14 to 06/22/15        1,328,577
   4,303    Edwards Ltd., (Cayman
            Islands II) Term Loan......   4.64 to 8.39    05/31/14 to 11/30/14        3,236,223
     815    H3C Holdings, Ltd., (Cayman
            Islands) Term Loan.........       5.63              09/28/12                704,975
   4,913    Infor Enterprise Solutions
            Holdings, Inc., Term
            Loan.......................       6.55              07/28/12              4,101,938
   1,687    Intergraph Corp., Term
            Loan.......................       4.65              05/29/14              1,610,885
   7,371    Kronos, Inc., Term Loan....       5.05              06/11/14              6,781,714
   2,621    Network Solutions, LLC,
            Term Loan..................   4.97 to 5.31          03/07/14              2,201,605
   2,462    Nuance Communications,
            Inc., Term Loan............       4.97              03/31/13              2,321,666
   1,343    ON Semiconductor Corp.,
            Term Loan..................       4.55              09/03/13              1,278,831
  13,474    Open Solutions, Inc., Term
            Loan.......................       5.15              01/23/14             11,958,455
     392    Stratus Technologies, Inc.,
            Term Loan..................       6.55              03/29/11                309,680
     198    Sungard Data Systems, Inc.,
            Revolving Credit
            Agreement..................   4.46 to 6.00          08/11/11                178,294
   2,713    Verint Systems, Inc., Term
            Loan.......................       5.87              05/25/14              2,469,265
   1,985    X-Rite, Inc., Term Loan....       9.51              10/24/12              1,707,100
                                                                                 --------------
                                                                                     47,441,427
                                                                                 --------------

See Notes to Financial Statements                                             21

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            ENTERTAINMENT & LEISURE  5.5%
 $ 7,377    Bombardier Recreational
            Products, Inc., (Canada)
            Term Loan..................       5.29%             06/28/13         $    6,750,152
   3,776    Cedar Fair, LP, Term
            Loan.......................   4.46 to 6.00          08/30/12              3,561,798
     407    Cinemark USA, Inc., Term
            Loan.......................   4.43 to 4.93          10/05/13                384,927
   8,741    Fender Musical Instruments
            Corp., Term Loan...........   5.05 to 5.17          06/09/14              8,085,733
   1,998    Gibson Guitar Corp., Term
            Loan.......................       5.30              12/29/13              1,857,861
   4,000    Hicks Sports Group, LLC,
            Term Loan..................       5.31              12/22/10              3,520,000
  53,972    Metro-Goldwyn-Mayer
            Studios, Inc., Term Loan...       6.05              04/08/12             41,423,383
   1,949    Mets, LP, Term Loan........       4.46              07/25/10              1,773,200
   5,670    Panavision, Inc., Term
            Loan.......................   6.15 to 6.30          03/30/11              4,819,669
   3,739    Playcore Holdings, Inc.,
            Term Loan..................   5.31 to 6.50          02/21/14              3,402,313
   3,957    Regal Cinemas, Inc., Term
            Loan.......................       4.30              10/27/13              3,737,133
     500    True Temper Sports, Inc.,
            Revolving Credit
            Agreement..................       6.05              03/15/09                440,000
  10,236    True Temper Sports, Inc.,
            Term Loan..................   5.89 to 8.30    03/15/11 to 06/30/11        9,089,577
                                                                                 --------------
                                                                                     88,845,746
                                                                                 --------------
            FARMING & AGRICULTURE  0.1%
   2,000    WM. Bolthouse Farms, Inc.,
            Term Loan..................       8.30              12/16/13              1,910,000
                                                                                 --------------

            FINANCE  5.2%
   3,270    DCS Business Services,
            Inc., Term Loan............   8.50 to 11.25   02/04/11 to 08/04/11        2,831,151
  27,837    First Data Corp., Term
            Loan.......................   5.21 to 5.55          09/24/14             25,671,603
   3,726    Grosvenor Capital
            Management Holdings, LLP,
            Term Loan..................   4.46 to 4.68          12/05/13              3,558,631
  10,352    iPayment, Inc., Term
            Loan.......................   4.46 to 4.80          05/10/13              8,954,126
   8,372    LPL Holdings, Inc., Term
            Loan.......................   4.46 to 4.80          06/28/13              7,953,178
   3,491    Metavante Corp., Term
            Loan.......................       4.62              11/03/14              3,277,411

 22                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            FINANCE (CONTINUED)
 $ 8,400    National Processing Co.
            Group, Inc., Term Loan.....   5.47 to 9.30%   09/29/12 to 09/29/14   $    6,977,250
   3,325    Nuveen Investments, Inc.,
            Term Loan..................       5.46              11/13/14              3,083,937
  10,061    Oxford Acquisition III,
            Ltd., (United Kingdom) Term
            Loan.......................       4.55              05/11/14              9,157,599
   7,463    RJO Holdings Corp., Term
            Loan.......................   5.47 to 9.22    07/12/14 to 07/12/15        4,787,187
  10,139    Transfirst Holdings, Inc.,
            Term Loan..................   5.56 to 8.81    06/15/14 to 06/15/15        8,778,981
                                                                                 --------------
                                                                                     85,031,054
                                                                                 --------------
            GROCERY  0.1%
   1,919    Roundy's Supermarkets,
            Inc., Term Loan............       5.21              11/03/11              1,844,665
                                                                                 --------------

            HEALTH & BEAUTY  0.8%
   5,725    American Safety Razor Co.,
            Term Loan..................   4.97 to 8.89    07/31/13 to 01/30/14        5,315,415
  10,365    Marietta Intermediate
            Holding Corp., Term Loan
            (a)........................   7.67 to 12.00   12/17/10 to 12/17/11        2,765,568
   5,622    Philosophy, Inc., Term
            Loan.......................       4.47              03/16/14              4,947,642
                                                                                 --------------
                                                                                     13,028,625
                                                                                 --------------
            HEALTHCARE  8.5%
   6,849    American Medical Systems,
            Inc., Term Loan............       4.94              07/20/12              6,455,479
   7,425    Catalent Pharma Solutions,
            Inc., Term Loan............       5.05              04/10/14              6,515,438
  14,764    Community Health Systems,
            Inc., Term Loan............   4.71 to 4.90          07/25/14             13,999,999
   2,228    Concentra, Inc., Term
            Loan.......................       5.05              06/25/14              1,932,356
   4,997    CRC Health Group, Inc.,
            Term Loan..................       5.05              02/06/13              4,634,895
   7,052    DSI Renal, Inc., Term
            Loan.......................       5.05              03/31/13              6,100,099
     694    Genoa Healthcare Group,
            LLC, Term Loan.............   6.75 to 7.00          08/10/12                670,560
     361    Golden Living, Term Loan...       5.21              03/14/11                340,512
   8,165    Harlan Sprague Dawley,
            Inc., Term Loan............   4.96 to 6.50          07/11/14              7,634,700
   6,178    HCA, Inc., Term Loan.......   4.30 to 5.05    11/17/12 to 11/17/13        5,810,743
   7,409    HCR Healthcare, LLC, Term
            Loan.......................       4.96              11/09/14              6,871,785

See Notes to Financial Statements                                             23

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            HEALTHCARE (CONTINUED)
 $14,996    Health Management
            Associates, Inc., Term
            Loan.......................       4.55%             02/28/14         $   13,894,617
   5,948    Iasis Healthcare, LLC, Term
            Loan.......................       4.46              03/15/14              5,558,577
  10,890    Inverness Medical
            Innovations, Inc., Term
            Loan.......................       4.81              06/26/14             10,291,050
  18,587    Multiplan, Inc., Term
            Loan.......................       5.00              04/12/13             17,616,867
   1,000    Select Medical Corp.,
            Revolving Credit
            Agreement..................   4.96 to 5.37          02/24/11                847,500
   2,406    Sterigenics International,
            Inc., Term Loan............   5.03 to 5.39          11/21/13              2,213,597
   2,423    Sun Healthcare Group, Inc.,
            Term Loan..................   4.65 to 5.04          04/12/14              2,268,836
     336    Surgical Care Affiliates,
            LLC, Revolving Credit
            Agreement..................       5.05              06/29/13                278,880
  11,880    Surgical Care Affiliates,
            LLC, Term Loan.............       5.05              12/29/14             10,513,800
  10,687    United Surgical Partners
            International, Inc., Term
            Loan.......................   4.47 to 5.02          04/19/14              9,725,358
   4,455    Viant Holdings, Inc., Term
            Loan.......................       5.05              06/25/14              3,831,300
                                                                                 --------------
                                                                                    138,006,948
                                                                                 --------------
            HOME & OFFICE FURNISHINGS, HOUSEWARES & DURABLE CONSUMER PRODUCTS  1.0%
   9,868    Generation Brands, LLC,
            Term Loan..................   7.13 to 9.06    12/20/12 to 06/20/13        5,263,599
     625    Hunter Fan Co., Revolving
            Credit Agreement...........       4.46              04/16/13                481,250
   2,207    Hunter Fan Co., Term Loan..   5.18 to 9.47    04/16/14 to 10/16/14        1,672,725
     494    Lenox, Inc., Term Loan.....   7.30 to 7.31          04/20/13                357,969
   2,321    Mattress Holding Corp.,
            Inc., Term Loan............       4.72              01/18/14              1,682,495
   7,400    National Bedding Co., LLC,
            Term Loan..................       7.46              08/31/12              5,291,000
   1,250    Sealy Mattress Co.,
            Revolving Credit
            Agreement..................   4.21 to 4.55          04/06/10              1,112,500
                                                                                 --------------
                                                                                     15,861,538
                                                                                 --------------

 24                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            HOTELS, MOTELS, INNS & GAMING  11.1%
 $ 7,610    BLB Worldwide Holdings,
            Inc., Term Loan (a)........   6.72 to 7.19%   08/23/11 to 07/18/12   $    4,988,109
  13,428    Cannery Casino Resorts,
            LLC, Term Loan.............   4.93 to 6.95    05/18/13 to 05/18/14       12,848,891
   4,117    Golden Nugget, Inc., Term
            Loan.......................   4.46 to 5.72    06/30/14 to 12/31/14        3,202,322
   8,937    Greektown Casino, LLC, Term
            Loan (b)...................   7.44 to 7.50          12/03/12              8,202,218
     883    Greektown Holdings, LLC,
            Term Loan..................       9.75              06/01/09                887,202
  14,772    Green Valley Ranch Gaming,
            LLC, Term Loan.............   4.64 to 4.80          02/16/14             11,841,836
   4,292    Greenwood Racing, Inc.,
            Term Loan..................       4.72              11/28/11              4,013,166
  52,481    Harrah's Operating Co.,
            Inc., Term Loan............   5.80 to 9.25    01/28/15 to 01/28/18       42,867,946
   7,927    Isle of Capri Casinos,
            Inc., Term Loan............       4.55              07/26/14              6,863,509
  37,628    Las Vegas Sands, LLC/
            Venetian Casino, Term
            Loan.......................       4.56              05/23/14             32,600,014
   3,700    Magnolia Hill, LLC, Term
            Loan.......................       5.72              10/30/13              3,478,000
  20,912    New World Gaming Partners
            Holdings, Ltd., Term
            Loan.......................       5.28              09/30/14             18,063,172
   2,315    Penn National Gaming, Inc,
            Term Loan..................       4.55              10/03/12              2,227,066
  11,835    Venetian Macau, Ltd., Term
            Loan.......................       5.06        05/25/12 to 05/26/13       12,280,443
   6,667    Wynn Resorts, Ltd., Term
            Loan.......................       4.72              06/21/10              6,233,333
   9,464    Yonkers Racing Corp., Term
            Loan.......................       10.50             08/12/11              9,417,138
                                                                                 --------------
                                                                                    180,014,365
                                                                                 --------------
            INSURANCE  3.6%
   5,624    Alliant Holdings I, Inc.,
            Term Loan..................       5.80              11/01/14              5,202,354
   9,900    AmWins Group, Inc., Term
            Loan.......................   4.96 to 5.15          06/08/13              8,068,500
     653    Applied Systems, Inc., Term
            Loan.......................       5.30              09/26/13                620,496
   2,377    Audatex North America,
            Inc., Term Loan............       4.79              05/16/14              2,234,517
   3,069    Conseco, Inc., Term Loan...       4.46              10/10/13              2,691,008
   9,991    HMSC Holdings Corp., Term
            Loan.......................   5.04 to 8.29    04/03/14 to 10/03/14        7,345,812

See Notes to Financial Statements                                             25

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            INSURANCE (CONTINUED)
 $ 8,028    Mitchell International,
            Inc., Term Loan............   4.80 to 8.06%   03/28/14 to 03/28/15   $    7,697,369
   4,167    USI Holdings Corp.,
            Revolving Credit
            Agreement..................       4.97              05/05/13              3,625,000
  13,200    USI Holdings Corp., Term
            Loan.......................       5.56              05/05/14             12,210,000
   9,994    Vertafore, Inc., Term
            Loan.......................   5.14 to 8.64    01/31/12 to 01/31/13        9,108,543
                                                                                 --------------
                                                                                     58,803,599
                                                                                 --------------
            MACHINERY  0.3%
   1,930    Goodman Global, Inc., Term
            Loan.......................       7.50              02/13/14              1,909,494
   2,978    Mold-Masters Luxembourg
            Holdings, S.A., Term
            Loan.......................       6.00              10/11/14              2,709,525
                                                                                 --------------
                                                                                      4,619,019
                                                                                 --------------
            MEDICAL PRODUCTS & SERVICES  1.9%
   3,473    Accellent, Inc., Term
            Loan.......................       5.14              11/22/12              3,143,042
   4,197    Advanced Medical Optics,
            Inc., Term Loan............   4.42 to 4.63          04/02/14              3,855,879
   8,780    AGA Medical Corp., Term
            Loan.......................   4.70 to 4.72          04/28/13              8,340,641
   8,880    Carestream Health, Inc.,
            Term Loan..................   4.46 to 4.80          04/30/13              7,836,794
   8,500    VWR Funding, Inc., Term
            Loan.......................       4.96              06/29/14              7,724,375
                                                                                 --------------
                                                                                     30,900,731
                                                                                 --------------
            MINING, STEEL, IRON & NON-PRECIOUS METALS  0.0%
     775    John Maneely Co., Term
            Loan.......................   6.02 to 6.04          12/08/13                711,598
                                                                                 --------------

            NATURAL RESOURCES  1.1%
     255    Boston Generating, LLC,
            Revolving Credit Agreement
            (e)........................       5.05              12/20/13                238,185
   4,966    Boston Generating, LLC,
            Term Loan (e)..............   5.05 to 5.18          12/20/13              4,637,963
   1,120    CDX Funding, LLC, Term Loan
            (c)........................       12.25             03/31/13                907,200
   2,912    Dresser, Inc., Term Loan...   4.71 to 4.97          05/04/14              2,800,115
  10,433    Western Refining, Inc.,
            Term Loan..................       7.75              05/30/14              9,455,265
                                                                                 --------------
                                                                                     18,038,728
                                                                                 --------------

 26                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            NON-DURABLE CONSUMER PRODUCTS  2.7%
 $ 4,049    Amscan Holdings, Inc., Term
            Loan.......................   4.89 to 5.05%         05/25/13         $    3,562,900
   6,118    Easton-Bell Sports, Inc.,
            Term Loan..................   4.39 to 4.40          03/16/12              5,559,514
  11,009    Huish Detergents, Inc.,
            Term Loan..................   4.81 to 7.06    04/26/14 to 10/26/14       10,067,470
   8,764    KIK Custom Products, Inc.,
            Term Loan..................   4.72 to 7.46    05/31/14 to 11/30/14        5,350,640
   2,164    Mega Brands, Inc., (Canada)
            Term Loan..................   4.75 to 8.25          07/26/12              1,893,500
     651    Spectrum Brands, Inc.,
            Revolving Credit
            Agreement..................       6.47              03/30/13                583,122
  12,864    Spectrum Brands, Inc., Term
            Loan.......................   6.46 to 6.79          03/30/13             11,518,524
   1,800    Targus Group International,
            Inc., Term Loan............       11.35             05/22/13              1,408,500
   4,155    Yankee Candle Co., Inc.,
            Term Loan..................   4.46 to 4.81          02/06/14              3,760,014
                                                                                 --------------
                                                                                     43,704,184
                                                                                 --------------
            PAPER & FOREST PRODUCTS  0.8%
   2,400    Ainsworth Lumber Co., Ltd.,
            Term Loan..................       7.50              06/26/14              2,133,000
   1,971    Tidi Products, LLC, Term
            Loan.......................   5.79 to 7.29          12/31/11              1,853,193
     373    Verso Paper Holdings, LLC,
            Term Loan..................       9.03              02/01/13                310,797
   7,244    White Birch Paper Co.,
            (Canada) Term Loan.........       5.56%             05/08/14              5,323,988
   3,042    Xerium Technologies, Inc.,
            Term Loan..................       8.30              05/18/12              2,684,891
                                                                                 --------------
                                                                                     12,305,869
                                                                                 --------------
            PERSONAL & MISCELLANEOUS SERVICES  0.1%
   1,484    Omniflight Helicopters,
            Inc., Term Loan............   7.86 to 9.25    06/30/11 to 09/30/12        1,379,841
                                                                                 --------------
                                                                                      1,379,841
                                                                                 --------------
            PHARMACEUTICALS  0.3%
   4,478    Generics International,
            Inc., Term Loan............       6.30              10/31/14              4,208,850
                                                                                 --------------

            PRINTING & PUBLISHING  13.6%
   4,950    Advanstar Communications,
            Inc., Term Loan............       5.05              05/31/14              3,786,750
   3,232    American Media Operations,
            Inc., Term Loan............       5.99              01/31/13              3,013,968

See Notes to Financial Statements                                             27

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $ 1,671    Ascend Media Holdings, LLC,
            Term Loan..................   6.68 to 6.81%         01/31/12         $      877,404
   1,929    Black Press Group, Ltd.,
            (Canada) Term Loan.........       4.65              08/02/13              1,755,120
   5,329    Canon Communications, LLC,
            Term Loan..................       5.46              05/31/11              5,168,976
   1,956    Caribe Media, Inc., Term
            Loan.......................   4.72 to 5.04          03/31/13              1,750,631
  10,491    Cygnus Business Media,
            Inc., Term Loan............   6.46 to 6.79          07/13/09              9,966,687
   2,500    Dex Media West, LLC, Term
            Loan.......................       7.00              10/24/14              2,369,533
     995    DRI Holdings, Inc., Term
            Loan.......................       5.81              07/03/14                885,622
  13,946    Endurance Business Media,
            Inc., Term Loan............   5.22 to 9.72    07/26/13 to 01/26/14       11,129,448
   5,586    Hanley Wood, LLC, Term
            Loan.......................       4.71              03/08/14              4,412,674
   8,110    F&W Publications, Inc.,
            Term Loan..................   5.02 to 7.05    02/05/13 to 08/05/13        5,677,250
   2,078    Gatehouse Media, Inc.,
            Revolving Credit
            Agreement..................   4.46 to 6.00          02/28/14              1,350,375
  12,375    Gatehouse Media, Inc., Term
            Loan.......................   4.65 to 4.80          08/28/14              7,440,469
   8,240    Haights Cross Operating
            Co., Term Loan.............   6.18 to 7.18          08/20/08              7,992,377
   4,433    Idearc, Inc., Term Loan....   4.47 to 4.80          11/17/14              3,318,834
   1,551    Intermedia Outdoor, Inc.,
            Term Loan..................       5.80              01/31/13              1,291,520
   1,598    Knowledgepoint360 Group,
            LLC, Term Loan.............   5.93 to 9.68    04/26/14 to 04/26/15        1,508,130
   2,500    Local Insight Regatta
            Holdings, Inc., Term
            Loan.......................       7.75              04/23/15              2,281,250
   2,262    MC Communications, LLC,
            Term Loan..................   4.97 to 5.52          12/31/10              1,187,459
   7,303    MediaNews Group, Inc., Term
            Loan.......................   5.75 to 6.25    12/30/10 to 08/02/13        6,026,726
  11,188    Merrill Communications,
            LLC, Term Loan.............   4.92 to 9.52    05/15/11 to 11/15/13        9,194,715
   3,711    Network Communications,
            Inc., Term Loan............   4.81 to 5.18          11/30/12              3,247,205
   7,404    Penton Media, Inc., Term
            Loan.......................   4.71 to 7.80    02/01/13 to 02/01/14        5,594,875
   3,337    Proquest CSA, LLC, Term
            Loan.......................   5.14 to 5.30          02/09/14              3,186,517

 28                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            PRINTING & PUBLISHING (CONTINUED)
 $ 3,703    Questex Media Group, Inc.,
            Term Loan..................   5.68 to 5.72%         05/04/14         $    3,406,300
  12,936    Reader's Digest
            Association, Inc., Term
            Loan.......................   4.46 to 4.68          03/02/14             10,930,710
   6,955    R.H. Donnelley, Inc., Term
            Loan.......................   6.43 to 6.75          06/30/11              6,637,042
     791    SGS International, Inc.,
            Term Loan..................       5.31              12/30/11                736,081
   1,625    Source Media, Inc., Term
            Loan.......................       7.81              11/08/11              1,518,982
   1,489    Summit Business Media
            Intermediate, Term Loan....       5.22              07/06/14              1,265,437
   3,545    Thomas Nelson Publishers,
            Term Loan..................       6.25              06/12/12              3,066,737
  66,667    Tribune Co., Bridge Loan...       8.29              12/20/15             40,000,000
  54,400    Tribune Co., Term Loan.....       5.79              05/19/14             39,066,000
  10,313    Yell Group, PLC, (United
            Kingdom) Term Loan.........   3.71 to 4.46    04/30/11 to 02/10/13        8,991,042
                                                                                 --------------
                                                                                    220,032,846
                                                                                 --------------
            RESTAURANTS & FOOD SERVICE  2.2%
   9,322    Advantage Sales &
            Marketing, LLC, Term Loan
            (e)........................   4.46 to 4.81          03/29/13              8,743,687
   5,022    Arby's Restaurant Group,
            Inc., Term Loan (e)........   4.71 to 5.05          07/25/12              4,737,316
   3,168    Center Cut Hospitality,
            Inc., Term Loan............       5.16              07/06/14              2,882,880
   5,859    NPC International, Inc.,
            Term Loan..................   4.21 to 4.56          05/03/13              5,419,911
     262    OSI Restaurant Partners,
            LLC, Revolving Credit
            Agreement..................       4.85              06/14/13                220,054
   2,938    OSI Restaurant Partners,
            LLC, Term Loan.............       5.13              06/14/14              2,468,203
   5,900    Sagittarius Restaurants,
            LLC, Term Loan.............       9.50              03/29/13              4,645,873
   1,900    Sbarro, Inc., Term Loan....       4.96              01/31/14              1,567,108
   1,091    Volume Services America,
            Inc., Revolving Credit
            Agreement..................   7.50 to 8.50          04/01/10                992,535
   3,571    Volume Services America,
            Inc., Term Loan............   7.50 to 8.50          10/01/10              3,249,692
                                                                                 --------------
                                                                                     34,927,259
                                                                                 --------------

See Notes to Financial Statements                                             29

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            RETAIL--OIL & GAS  0.3%
 $ 4,466    The Pantry, Inc., Term
            Loan.......................       4.22%             05/15/14         $    4,019,734
                                                                                 --------------

            RETAIL--SPECIALTY  0.7%
  11,568    Nebraska Book Co., Inc.,
            Term Loan..................       5.13              03/04/11             10,874,174
     718    Visant Holding Corp.,
            Revolving Credit
            Agreement..................   4.21 to 5.75          10/04/10                710,325
                                                                                 --------------
                                                                                     11,584,499
                                                                                 --------------
            RETAIL--STORES  3.3%
  20,000    Dollar General Corp., Term
            Loan.......................   5.21 to 5.55          07/06/14             18,572,920
   7,327    General Nutrition Centers,
            Inc., Term Loan............   5.04 to 5.06          09/16/13              6,521,430
   9,500    Guitar Center, Inc., Term
            Loan.......................       5.96              10/09/14              8,288,750
  13,084    Michael's Stores, Inc.,
            Term Loan..................       4.75              10/31/13             10,562,240
   3,496    Rite Aid Corp, Term Loan...       6.00              06/04/14              3,144,181
   3,081    Sally Holdings, Inc., Term
            Loan.......................   4.96 to 5.14          11/16/13              2,948,799
   4,318    Savers, Inc., Term Loan....       5.55              08/11/12              4,101,945
                                                                                 --------------
                                                                                     54,140,265
                                                                                 --------------
            TELECOMMUNICATIONS--LOCAL EXCHANGE CARRIERS  1.1%
   3,947    Global Tel*Link Corp., Term
            Loan.......................       6.30              02/14/13              3,710,599
   1,364    Hargray Acquisition Co.,
            Term Loan..................       5.05              06/29/14              1,251,416
   3,069    NuVox Transition
            Subsidiary, LLC, Term
            Loan.......................       6.03              05/31/14              2,827,316
   5,699    Orius Corp., LLC, Term Loan
            (b) (c) (d)................   8.50 to 9.00    01/23/09 to 01/23/10           77,500
   2,194    Paetec Holding Corp., Term
            Loan.......................       4.96              02/28/13              2,107,145
   8,027    Sorenson Communications,
            Inc., Term Loan............   5.30 to 9.81    02/16/14 to 04/27/14        7,798,140
                                                                                 --------------
                                                                                     17,772,116
                                                                                 --------------
            TELECOMMUNICATIONS--LONG DISTANCE  0.2%
   4,000    Level 3 Communications,
            Inc., Term Loan............   4.71 to 5.04          03/13/14              3,640,000
                                                                                 --------------

 30                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            TELECOMMUNICATIONS--WIRELESS  1.1%
 $ 3,960    Alltel Communications,
            Inc., Term Loan (e)........       5.21%             05/18/15         $    3,945,797
   5,785    Asurion Corp., Term Loan
            (e)........................       5.78              07/03/14              5,456,723
   7,481    CommScope, Inc., Term
            Loan.......................   4.96 to 5.30          12/27/14              7,210,009
   1,326    MetroPCS Wireless, Inc.,
            Term Loan..................   4.75 to 5.13          11/03/13              1,263,538
                                                                                 --------------
                                                                                     17,876,067
                                                                                 --------------
            TEXTILES & LEATHER  1.6%
  10,906    Gold Toe Investment Corp.,
            Term Loan..................   5.40 to 8.65    10/30/13 to 04/30/14        9,038,777
     855    HanesBrands, Inc., Term
            Loan.......................       4.15              09/05/12                828,119
   5,850    HBI Branded Apparel Ltd.,
            Inc., Term Loan............       6.55              03/05/14              5,724,471
   4,300    Levi Strauss & Co., Term
            Loan.......................       4.71              03/27/14              3,716,812
   3,358    St. John Knits
            International, Inc., Term
            Loan.......................       5.46              03/21/12              3,139,451
   2,957    Varsity Brands, Inc., Term
            Loan.......................   5.44 to 5.81          02/22/14              2,794,706
                                                                                 --------------
                                                                                     25,242,336
                                                                                 --------------
            TRANSPORTATION--CARGO  0.5%
     885    Cardinal Logistics
            Management, Inc., Term
            Loan.......................       6.21              09/23/13                743,719
   4,950    JHCI Acquisitions, Inc.,
            Term Loan..................       4.99              06/19/14              3,879,563
   1,633    Kenan Advantage Group,
            Inc., Term Loan............       5.80              12/16/11              1,501,956
   2,425    Rail America, Inc., Term
            Loan.......................       6.79              08/14/09              2,421,969
                                                                                 --------------
                                                                                      8,547,207
                                                                                 --------------
            TRANSPORTATION--PERSONAL  0.3%
   7,169    Coach America Holdings,
            Inc., Term Loan............   5.21 to 9.31    04/20/14 to 10/20/14        4,280,982
                                                                                 --------------

            TRANSPORTATION-RAIL MANUFACTURING  0.3%
   5,001    Helm Holding Corp., Term
            Loan.......................   4.71 to 5.01          07/08/11              4,675,582
                                                                                 --------------

See Notes to Financial Statements                                             31

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

PRINCIPAL
AMOUNT                                                           STATED
(000)       BORROWER                         COUPON            MATURITY*             VALUE
-----------------------------------------------------------------------------------------------
            UTILITIES  3.7%
 $ 2,256    Bicent Power, LLC, Term
            Loan.......................       4.81%             06/30/14         $    2,107,875
  12,953    First Light Power
            Resources, Inc., Term
            Loan.......................   5.31 to 7.31    11/01/13 to 05/01/14       12,109,603
   2,073    InfrastruX Group, Inc.,
            Term Loan (a)..............       7.46              11/03/12              1,865,375
   2,800    Longview Power, LLC, Term
            Loan.......................       5.06              02/28/14              2,495,500
   2,000    Mach Gen, LLC, Term Loan...       4.81        02/22/13 to 02/22/14        1,920,500
  10,448    NRG Energy, Inc., Term
            Loan.......................       4.30              02/01/13              9,965,191
   2,112    NSG Holdings, LLC, Term
            Loan.......................       4.28              06/15/14              1,990,651
   4,200    Primary Energy Operating,
            LLC, Term Loan.............       6.47              08/24/09              3,948,000
  11,404    Texas Competitive Electric
            Holdings Co., LLC, Term
            Loan.......................   5.96 to 6.48          10/13/14             10,572,416
   8,533    TPF Generation Holdings,
            LLC, Term Loan.............   4.80 to 7.05    12/15/13 to 12/15/14        7,942,254
   4,694    USPF Holdings, LLC, Term
            Loan.......................       4.21              04/11/14              4,318,704
                                                                                 --------------
                                                                                     59,236,069
                                                                                 --------------

            TOTAL VARIABLE RATE** SENIOR LOAN INTERESTS  127.2%...............   $2,061,218,273
                                                                                 --------------

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
NOTES  0.7%
Builders FirstSource, Inc. ($6,300,000 par, 6.93% coupon, maturing 02/15/12)
 (g).........................................................................       4,394,250
Compression Polymers Corp. ($2,300,000 par, 9.90% coupon, maturing 07/01/12)
 (g).........................................................................       1,782,500
Environmental Systems Products Holdings, Inc. ($367,153 par, 8.00% coupon,
 maturing 03/31/15) (a)......................................................         152,993
Qwest Corp. ($3,500,000 par, 6.03% coupon, maturing 06/15/13) (g)............       3,263,750
Verso Paper Holdings, LLC ($1,500,000 par, 6.03% coupon, maturing 08/01/14)
 (g) (h).....................................................................       1,327,500
                                                                               --------------

TOTAL NOTES  0.7%............................................................      10,920,993
                                                                               --------------

EQUITIES  0.0%
Aladdin Gaming Holdings, LLC (8.63% ownership interest, Acquired date
 09/03/04, Cost $27,398) (i).................................................          53,798
DecorateToday.com (198,600 common shares, Acquired date 12/31/98, Cost
 $3,505,909) (i) (j) (k).....................................................               0

 32                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

DESCRIPTION                                                                        VALUE
---------------------------------------------------------------------------------------------
EQUITIES (CONTINUED)
Environmental Systems Products Holdings, Inc. (6,195 common shares, Acquired
 date 09/27/07, Cost $0) (i) (k).............................................  $            0
Environmental Systems Products Holdings, Inc. (2,838 preferred shares,
 Acquired date 09/27/07, Cost $70,950) (i) (k)...............................               0
Gentek, Inc. (Canada) (Warrants for 1,597 common shares, Acquired date
 10/17/06, Expiration date 10/31/10, Cost $0) (i) (k)........................          55,768
Gentek, Inc. (Canada) (1,040 common shares, Acquired date 10/17/06, Cost $0)
 (i) (k).....................................................................          30,014
IAP Worldwide Services, Inc. (Warrants for 58,792 common shares, Expiration
 date 06/11/15, Acquired date 06/18/08, Cost $0) (i) (k).....................               0
IAP Worldwide Services, Inc. (Warrants for 25,936 common shares, Expiration
 date 06/11/15, Acquired date 06/18/08, Cost $0) (i) (k).....................               0
IDT Corp. (22,898 common shares) (i).........................................          40,530
Safelite Realty (48,903 common shares, Acquired date 10/20/00, Cost $0) (i)
 (j) (k).....................................................................               0
                                                                               --------------

TOTAL EQUITIES  0.0%.........................................................         180,110
                                                                               --------------

TOTAL LONG-TERM INVESTMENTS  127.9%
 (Cost $2,419,348,167).......................................................   2,072,319,376
                                                                               --------------

SHORT-TERM INVESTMENTS  1.8%
REPURCHASE AGREEMENTS  1.7%
State Street Bank & Trust Co. ($27,700,000 par collateralized by U.S.
 Government obligations in a pooled cash account, interest rate of 1.82%,
 dated 07/31/08, to be sold on 08/01/08 at $27,701,400) (e)..................      27,700,000

TIME DEPOSIT  0.1%
State Street Bank & Trust Co. ($1,280,655 par, 0.85% coupon, dated 07/31/08,
 to be sold on 08/01/08 at $1,280,685) (e)...................................       1,280,655
                                                                               --------------

TOTAL SHORT-TERM INVESTMENTS  1.8%
 (Cost $28,980,655)..........................................................      28,980,655
                                                                               --------------

TOTAL INVESTMENTS  129.7%
 (Cost $2,448,328,822).......................................................   2,101,300,031
BORROWINGS  (28.3%)..........................................................    (458,000,000)
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.4%)................................     (22,717,327)
                                                                               --------------

NET ASSETS  100.0%...........................................................  $1,620,582,704
                                                                               ==============

Percentages are calculated as a percentage of net assets.

(a) All or a portion of this security is payment-in-kind.

(b) This borrower has filed for protection in federal bankruptcy court.

See Notes to Financial Statements                                             33

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

(c) This Senior Loan interest is non-income producing.

(d) This borrower is currently in liquidation.

(e) All or a portion of this security is designated in connection with unfunded loan commitments.

(f) The borrower is in the process of restructuring or amending the terms of this loan.

(g) Variable rate security. Interest rate shown is that in effect at July 31, 2008.

(h) 144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(i) Non-income producing security.

(j) Affiliated Company

(k) Restricted security. Securities were acquired through the restructuring of senior loans. These securities are restricted as they are not allowed to be deposited via the Depository Trust Company. If at a later point in time, the company wishes to register, the issuer will bear the costs associated with registration. The aggregate value of restricted securities represents 0.01% of the net assets of the Fund.

* Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown. Although the Fund is unable to accurately estimate the actual remaining maturity of individual Senior Loans, the Fund estimates that the actual average maturity of the Senior Loans held in its portfolio will be approximately 18-24 months.

** Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.

       RATINGS ALLOCATION AS OF 7/31/08 (UNAUDITED)

BBB/Baa                                                           0.2%
BB/Ba                                                            37.7
B/B                                                              35.3
CCC/Caa                                                           6.9
CC/Ca                                                             0.3
Non-Rated                                                        19.6

RATINGS ALLOCATIONS ARE AS A PERCENTAGE OF DEBT OBLIGATIONS. RATINGS ALLOCATIONS BASED UPON RATINGS AS ISSUED BY STANDARD AND POOR'S AND MOODY'S, RESPECTIVELY. BANK LOANS RATED BELOW BBB BY STANDARD AND POOR'S OR BAA BY MOODY'S ARE CONSIDERED TO BE BELOW INVESTMENT GRADE.

 34                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

PORTFOLIO OF INVESTMENTS -- JULY 31, 2008 continued

SWAP AGREEMENTS OUTSTANDING AS OF JULY 31, 2008:

CREDIT DEFAULT SWAPS

                                                             PAY/
                                                            RECEIVE                NOTIONAL
                               REFERENCE        BUY/SELL     FIXED    EXPIRATION    AMOUNT    UPFRONT
       COUNTERPARTY           ENTITY/INDEX     PROTECTION    RATE        DATE       (000)     PAYMENTS     VALUE
Goldman Sachs Capital       Boston
 Markets, LP .............  Generating, LLC       Sell       2.00%     06/20/09     $3,000       $0      $  18,662

                            Texas
                            Competitive
                            Electric
Goldman Sachs Capital       Holdings Co.,
 Markets, LP .............  LLC                   Sell       2.85      06/20/10      5,000        0         52,234

                            K. Hovnanian
Goldman Sachs Credit        Enterprises,
 Partners, LP ............  Inc.                  Sell       2.15      06/20/09      1,500        0       (127,460)

                            K. Hovnanian
Goldman Sachs Credit        Enterprises,
 Partners, LP ............  Inc.                  Sell       3.75      06/20/12      1,500        0       (355,131)

Goldman Sachs Credit        Standard Pacific
 Partners, LP ............  Corp.                 Sell       3.40      03/20/14      2,500        0       (262,711)

Goldman Sachs Credit        Standard Pacific
 Partners, LP ............  Corp.                 Sell       3.70      06/20/14      2,500        0       (237,266)
                                                                                              --------   ---------
TOTAL CREDIT DEFAULT SWAPS.................................................................      $0      $(911,672)
                                                                                              ========   =========
SWAP COLLATERAL PLEDGED TO COUNTERPARTY
 Goldman Sachs Capital Markets, LP....................................................................     850,000
                                                                                                         ---------
TOTAL SWAP AGREEMENTS.................................................................................   $ (61,672)
                                                                                                         =========

See Notes to Financial Statements                                             35

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
July 31, 2008

ASSETS:
Unaffiliated Investments (Cost $2,444,822,913)..............  $ 2,101,300,031
Affiliated Investments (Cost $3,505,909)....................              -0-
                                                              ---------------
   Total Investments (Cost $2,448,328,822)..................    2,101,300,031
Receivables:
 Investments Sold...........................................       11,540,520
 Interest and Fees..........................................       10,909,740
 Fund Shares Sold...........................................          447,049
Other.......................................................           35,467
                                                              ---------------
   Total Assets.............................................    2,124,232,807
                                                              ---------------
LIABILITIES:
Payables:
 Borrowings.................................................      458,000,000
 Investments Purchased......................................       27,072,141
 Income Distributions.......................................        1,599,229
 Investment Advisory Fee....................................        1,202,534
 Distributor and Affiliates.................................          715,962
 Fund Shares Repurchased....................................          378,111
 Administrative Fee.........................................          348,363
Unfunded Commitments........................................        9,940,227
Trustees' Deferred Compensation and Retirement Plans........        1,267,516
Accrued Interest Expense....................................        1,041,318
Swap Contracts..............................................           61,672
Accrued Expenses............................................        2,023,030
                                                              ---------------
   Total Liabilities........................................      503,650,103
                                                              ---------------
NET ASSETS..................................................  $ 1,620,582,704
                                                              ===============
NET ASSETS CONSIST OF:
Capital.....................................................  $ 3,160,011,676
Accumulated Undistributed Net Investment Income.............       (5,727,631)
Net Unrealized Depreciation.................................     (357,880,690)
Accumulated Net Realized Loss...............................   (1,175,820,651)
                                                              ---------------
NET ASSETS..................................................  $ 1,620,582,704
                                                              ===============
NET ASSET VALUE AND MAXIMUM OFFERING PRICE PER SHARE:
 Class A Shares:
   Net asset value and redemption price per share (Based on
   net assets of $281,436,062 and 37,612,452 shares of
   beneficial interest issued and outstanding)..............  $          7.48
   Maximum sales charge (3.25%* of offering price)..........             0.25
                                                              ---------------
   Maximum offering price to public.........................  $          7.73
                                                              ===============
 Class B Shares:
   Net asset value and offering price per share (Based on
   net assets of $29,589,431 and 3,955,973 shares of
   beneficial interest issued and outstanding)..............  $          7.48
                                                              ===============
 Class C Shares:
   Net asset value and offering price per share (Based on
   net assets of $338,551,434 and 45,262,373 shares of
   beneficial interest issued and outstanding)..............  $          7.48
                                                              ===============
 Class IB Shares:
   Net asset value and offering price per share (Based on
   net assets of $815,140,501 and 108,831,846 shares of
   beneficial interest issued and outstanding)..............  $          7.49
                                                              ===============
 Class IC Shares:
   Net asset value and offering price per share (Based on
   net assets of $155,865,276 and 20,819,136 shares of
   beneficial interest issued and outstanding)..............  $          7.49
                                                              ===============

*   On sales of $100,000 or more, the sales charge will be reduced.

 36                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Operations
For the Year Ended July 31, 2008

INVESTMENT INCOME:
Interest from Unaffiliated Investments......................  $ 198,752,344
Other.......................................................      6,377,470
                                                              -------------
    Total Income............................................    205,129,814
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................     17,520,494
Distribution and Service Fees
  Class A...................................................      1,002,393
  Class B...................................................        367,089
  Class C...................................................      4,609,444
  Class IC..................................................        288,025
Administration Fee..........................................      5,119,941
Transfer Agent Fees.........................................      1,898,099
Credit Line.................................................      1,589,881
Professional Fees...........................................        587,796
Custody.....................................................        527,572
Reports to Shareholders.....................................        486,765
Accounting and Administrative Expenses......................        253,252
Registration Fees...........................................         81,776
Trustees' Fees and Related Expenses.........................         23,491
Depreciation in Trustees' Deferred Compensation Accounts....       (179,993)
Other.......................................................      1,718,012
                                                              -------------
    Total Operating Expenses................................     35,894,037
    Service Fee Reimbursement...............................      2,534,551
    Less Credits Earned on Cash Balances....................         60,967
                                                              -------------
    Net Operating Expenses..................................     33,298,519
    Interest Expense........................................     21,480,499
                                                              -------------
    Total Expenses..........................................     54,779,018
                                                              -------------
NET INVESTMENT INCOME.......................................  $ 150,350,796
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Unaffiliated Investments..................................  $(105,017,144)
  Affiliated Investments....................................     (1,074,607)
  Swap Contracts............................................        301,942
                                                              -------------
Net Realized Loss...........................................   (105,789,809)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (159,325,913)
                                                              -------------
  End of the Period:
      Investments...........................................   (347,028,791)
      Swap Contracts........................................       (911,672)
      Unfunded Commitments..................................     (9,940,227)
                                                              -------------
                                                               (357,880,690)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (198,554,777)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(304,344,586)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(153,993,790)
                                                              =============

See Notes to Financial Statements                                             37

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statements of Changes in Net Assets

                                                             FOR THE           FOR THE
                                                            YEAR ENDED        YEAR ENDED
                                                          JULY 31, 2008     JULY 31, 2007
                                                          --------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...................................  $  150,350,796    $  151,757,983
Net Realized Loss.......................................    (105,789,809)      (30,974,360)
Net Unrealized Depreciation During the Period...........    (198,554,777)      (66,612,904)
                                                          --------------    --------------
Change in Net Assets from Operations....................    (153,993,790)       54,170,719
                                                          --------------    --------------

Distributions from Net Investment Income:
  Class A Shares........................................     (30,558,128)      (20,566,767)
  Class B Shares........................................      (2,505,637)       (1,891,994)
  Class C Shares........................................     (31,496,092)      (17,252,543)
  Class IB Shares.......................................     (72,684,411)      (98,251,723)
  Class IC Shares.......................................     (14,604,503)      (21,257,308)
                                                          --------------    --------------
Total Distributions.....................................    (151,848,771)     (159,220,335)
                                                          --------------    --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES.....    (305,842,561)     (105,049,616)
                                                          --------------    --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold...............................     236,728,243     1,129,759,191
Net Asset Value of Shares Issued Through Dividend
  Reinvestment..........................................      86,607,702        91,115,595
Cost of Shares Repurchased..............................    (918,036,034)     (374,391,451)
                                                          --------------    --------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS......    (594,700,089)      846,483,335
                                                          --------------    --------------
TOTAL INCREASE/DECREASE IN NET ASSETS...................    (900,542,650)      741,433,719
NET ASSETS:
Beginning of the Period.................................   2,521,125,354     1,779,691,635
                                                          --------------    --------------
End of the Period (Including accumulated undistributed
  net investment income of $(5,727,631) and
  $(5,136,703), respectively)...........................  $1,620,582,704    $2,521,125,354
                                                          ==============    ==============

 38                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL STATEMENTS continued

Statement of Cash Flows
For the Year Ended July 31, 2008

CHANGE IN NET ASSETS FROM OPERATIONS........................  $ (153,993,790)
                                                              --------------
Adjustments to Reconcile the Change in Net Assets from
  Operations to Net Cash Provided by Operating Activities:
  Purchase of Investments...................................    (880,390,593)
  Principal Repayments/Sales of Investments.................   1,568,794,585
  Net Purchases of Short-Term Investments...................      29,981,948
  Amortization of Loan Fees.................................         206,367
  Net Loan Fees Received....................................       4,044,722
  Accretion of Discounts....................................      (1,635,584)
  Net Realized Gain/Loss on Investments.....................     106,091,751
  Net Change in Unrealized Appreciation/Depreciation on
    Investments.............................................     193,687,482
  Decrease in Restricted Cash...............................         712,302
  Increase in Receivable for Investments Sold...............      (8,734,677)
  Decrease in Interest and Fees Receivables and Other
    Assets..................................................      11,739,338
  Decrease in Payable for Investments Purchased.............     (37,301,083)
  Increase in Accrued Expenses and Other Payables...........           8,747
  Net Change in Swap Contracts..............................      (1,013,646)
  Net Change in Unfunded Commitments........................       5,030,941
  Decrease in Trustees' Deferred Compensation and Retirement
    Plans...................................................        (177,495)
                                                              --------------
    Total Adjustments.......................................     991,045,105
                                                              --------------
NET CASH PROVIDED BY OPERATING ACTIVITIES...................     837,051,315
                                                              --------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Shares Sold...................................     245,873,303
Change in Bank Borrowings...................................     (97,000,000)
Change in Accrued Interest Expense..........................      (1,324,958)
Payments on Shares Repurchased..............................    (917,854,435)
Cash Distributions Paid.....................................     (66,745,225)
                                                              --------------
    Net Cash from Financing Activities......................    (837,051,315)
                                                              --------------
NET INCREASE IN CASH........................................             -0-
Cash at Beginning of the Period.............................             -0-
                                                              --------------
CASH AT END OF THE PERIOD...................................  $          -0-
                                                              ==============
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash Paid During the Year for Interest......................  $   22,805,457
                                                              ==============

See Notes to Financial Statements                                             39

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS

THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                          FEBRUARY 18, 2005
                                              YEAR ENDED JULY 31,         (COMMENCEMENT OF
CLASS A SHARES                           ------------------------------    OPERATIONS) TO
                                           2008       2007       2006       JULY 31, 2005
                                         --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $   8.65   $   8.99   $   9.10       $   9.12
                                         --------   --------   --------       --------
  Net Investment Income (a)............      0.61       0.66       0.54           0.18
  Net Realized and Unrealized Loss.....     (1.17)     (0.29)     (0.15)         (0.04)
                                         --------   --------   --------       --------
Total from Investment Operations.......     (0.56)      0.37       0.39           0.14
Less Distributions from Net Investment
  Income...............................      0.61       0.71       0.50           0.16
                                         --------   --------   --------       --------
NET ASSET VALUE, END OF THE PERIOD.....  $   7.48   $   8.65   $   8.99       $   9.10
                                         ========   ========   ========       ========

Total Return (b).......................    -6.70%      4.06%      4.39%          1.75%**
Net Assets at End of the Period (In
  millions)............................  $  281.4   $  544.7   $   91.0       $   54.0
Ratios to Average Net Assets:*
  Operating Expense....................     1.44%      1.41%      1.39%          1.42%
  Interest Expense.....................     1.07%      1.09%      0.10%          0.04%
  Total Net Expense....................     2.51%      2.50%      1.49%          1.46%
  Net Investment Income................     7.55%      7.34%      5.95%          4.44%
Portfolio Turnover (c).................       35%        74%        84%            90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratios to Average Net Assets:
     Operating Expense.................     1.69%      1.66%      1.64%          1.67%
     Interest Expense..................     1.07%      1.09%      0.10%          0.04%
     Total Gross Expense...............     2.76%      2.75%      1.74%          1.71%
     Net Investment Income.............     7.30%      7.09%      5.70%          4.19%

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
  thousands)...........................  $458,000   $555,000   $195,000       $123,000
Asset Coverage Per $1,000 Unit of
  Senior Indebtedness (d)..............  $  4,538   $  5,543   $ 10,127       $ 18,767

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 3.25% or early withdrawal charge. On purchases of $1 million or more, an early withdrawal charge of 1% may be imposed on certain repurchases by the Fund made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined distribution and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund#s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**  Non-Annualized

 40                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            FEBRUARY 18, 2005
                                               YEAR ENDED JULY 31,          (COMMENCEMENT OF
CLASS B SHARES                           --------------------------------    OPERATIONS) TO
                                           2008        2007        2006       JULY 31, 2005
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $   8.65    $   8.99    $   9.10       $   9.12
                                         --------    --------    --------       --------
  Net Investment Income (a)............      0.55        0.60        0.47           0.14
  Net Realized and Unrealized Loss.....     (1.17)      (0.30)      (0.14)         (0.03)
                                         --------    --------    --------       --------
Total from Investment Operations.......     (0.62)       0.30        0.33           0.11
Less Distributions from Net Investment
  Income...............................      0.55        0.64        0.44           0.13
                                         --------    --------    --------       --------
NET ASSET VALUE, END OF THE PERIOD.....  $   7.48    $   8.65    $   8.99       $   9.10
                                         ========    ========    ========       ========

Total Return (b).......................    -7.43%       3.29%       3.63%          1.41%**
Net Assets at End of the Period (In
  millions)............................  $   29.6    $   41.5    $   17.8       $   10.8
Ratios to Average Net Assets:*
  Operating Expense....................     2.20%       2.18%       2.14%          2.18%
  Interest Expense.....................     1.04%       1.10%       0.10%          0.04%
  Total Net Expense....................     3.24%       3.28%       2.24%          2.22%
  Net Investment Income................     6.76%       6.67%       5.24%          3.73%
Portfolio Turnover (c).................       35%         74%         84%            90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratios to Average Net Assets:
     Operating Expense.................     2.45%       2.43%       2.39%          2.43%
     Interest Expense..................     1.04%       1.10%       0.10%          0.04%
     Total Gross Expense...............     3.49%       3.53%       2.49%          2.47%
     Net Investment Income.............     6.51%       6.42%       4.99%          3.48%

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
  thousands)...........................  $458,000    $555,000    $195,000       $123,000
Asset Coverage Per $1,000 Unit of
  Senior Indebtedness (d)..............  $  4,538    $  5,543    $ 10,127       $ 18,767

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on certain repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**  Non-Annualized

See Notes to Financial Statements                                             41

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                                            FEBRUARY 18, 2005
                                               YEAR ENDED JULY 31,          (COMMENCEMENT OF
CLASS C SHARES                           --------------------------------    OPERATIONS) TO
                                           2008        2007        2006       JULY 31, 2005
                                         ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...............................  $   8.65    $   8.99    $   9.10       $   9.12
                                         --------    --------    --------       --------
  Net Investment Income (a)............      0.55        0.59        0.47           0.14
  Net Realized and Unrealized Loss.....     (1.17)      (0.29)      (0.14)         (0.03)
                                         --------    --------    --------       --------
Total from Investment Operations.......     (0.62)       0.30        0.33           0.11
Less Distributions from Net Investment
  Income...............................      0.55        0.64        0.44           0.13
                                         --------    --------    --------       --------
NET ASSET VALUE, END OF THE PERIOD.....  $   7.48    $   8.65    $   8.99       $   9.10
                                         ========    ========    ========       ========

Total Return (b).......................    -7.43%       3.29%       3.63%          1.41%**
Net Assets at End of the Period (In
  millions)............................  $  338.6    $  563.5    $   72.5       $   55.7
Ratios to Average Net Assets:*
  Operating Expense....................     2.20%       2.16%       2.14%          2.17%
  Interest Expense.....................     1.06%       1.09%       0.10%          0.04%
  Total Net Expense....................     3.26%       3.25%       2.24%          2.21%
  Net Investment Income................     6.79%       6.55%       5.19%          3.66%
Portfolio Turnover (c).................       35%         74%         84%            90%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratios to Average Net Assets:
     Operating Expense.................     2.45%       2.41%       2.39%          2.42%
     Interest Expense..................     1.06%       1.09%       0.10%          0.04%
     Total Gross Expense...............     3.51%       3.50%       2.49%          2.46%
     Net Investment Income.............     6.54%       6.30%       4.94%          3.41%

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
  thousands)...........................  $458,000    $555,000    $195,000       $123,000
Asset Coverage Per $1,000 Unit of
  Senior Indebtedness (d)..............  $  4,538    $  5,543    $ 10,127       $ 18,767

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on certain repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined distribution and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repurchases by the Fund of Fund shares.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

**  Non-Annualized

 42                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       YEAR ENDED JULY 31,
CLASS IB SHARES                      --------------------------------------------------------
                                       2008        2007        2006        2005        2004
                                     --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD...........................  $   8.66    $   9.01    $   9.11    $   9.00    $   8.29
                                     --------    --------    --------    --------    --------
  Net Investment Income (a)........      0.61        0.68        0.54        0.37        0.30
  Net Realized and Unrealized
    Gain/Loss......................     (1.17)      (0.32)      (0.14)       0.08        0.68
                                     --------    --------    --------    --------    --------
Total from Investment Operations...     (0.56)       0.36        0.40        0.45        0.98
                                     --------    --------    --------    --------    --------
Less:
  Distributions from Net Investment
    Income.........................      0.61        0.71        0.50        0.34        0.25
  Return of Capital
    Distributions..................       -0-         -0-         -0-         -0-        0.02
                                     --------    --------    --------    --------    --------
Total Distributions................      0.61        0.71        0.50        0.34        0.27
                                     --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD...........................  $   7.49    $   8.66    $   9.01    $   9.11    $   9.00
                                     ========    ========    ========    ========    ========

Total Return (b)...................    -6.69%       4.05%       4.38%       5.18%      12.03%
Net Assets at End of the Period (In
  millions)........................  $  815.1    $1,131.8    $1,307.2    $1,639.0    $1,703.1
Ratios to Average Net Assets:
  Operating Expense................     1.45%       1.43%       1.39%       1.38%       1.48%
  Interest Expense.................     1.04%       1.11%       0.10%       0.04%       0.00%(e)
  Total Net Expense................     2.49%       2.54%       1.49%       1.42%       1.48%
  Net Investment Income............     7.51%       7.49%       5.87%       4.09%       3.44%
Portfolio Turnover (c).............       35%         74%         84%         90%         94%

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
  thousands).......................  $458,000    $555,000    $195,000    $123,000         -0-
Asset Coverage Per $1,000 Unit of
  Senior Indebtedness (d)..........  $  4,538    $  5,543    $ 10,127    $ 18,767         N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 3%, charged on repurchases by the Fund made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%

N/A=Not Applicable

See Notes to Financial Statements                                             43

VAN KAMPEN SENIOR LOAN FUND

FINANCIAL HIGHLIGHTS continued
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                         YEAR ENDED JULY 31,
CLASS IC SHARES                           --------------------------------------------------
                                            2008       2007       2006       2005      2004
                                          --------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD................................  $   8.66   $   9.00   $   9.11   $   9.00   $ 8.29
                                          --------   --------   --------   --------   ------
  Net Investment Income (a).............      0.61       0.68       0.54       0.37     0.28
  Net Realized and Unrealized
    Gain/Loss...........................     (1.17)     (0.31)     (0.15)      0.07     0.69
                                          --------   --------   --------   --------   ------
Total from Investment Operations........     (0.56)      0.37       0.39       0.44     0.97
                                          --------   --------   --------   --------   ------
Less:
  Distributions from Net Investment
    Income..............................      0.61       0.71       0.50       0.33     0.24
  Return of Capital Distributions.......       -0-        -0-        -0-        -0-     0.02
                                          --------   --------   --------   --------   ------
Total Distributions.....................      0.61       0.71       0.50       0.33     0.26
                                          --------   --------   --------   --------   ------
NET ASSET VALUE, END OF THE PERIOD......  $   7.49   $   8.66   $   9.00   $   9.11   $ 9.00
                                          ========   ========   ========   ========   ======

Total Return (b)........................    -6.69%      4.06%      4.50%      4.98%   11.86%
Net Assets at End of the Period (In
  millions).............................  $  155.9   $  239.6   $  291.3   $  426.0   $332.0
Ratios to Average Net Assets:*
  Operating Expense.....................     1.45%      1.43%      1.39%      1.44%    1.62%
  Interest Expense......................     1.04%      1.11%      0.10%      0.04%    0.00%(e)
  Total Net Expense.....................     2.49%      2.54%      1.49%      1.48%    1.62%
  Net Investment Income.................     7.52%      7.49%      5.85%      4.07%    3.26%
Portfolio Turnover (c)..................       35%        74%        84%        90%      94%
*  If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
   Ratios to Average Net Assets:
     Operating Expense..................     1.60%      1.58%      1.54%      1.52%      N/A
     Interest Expense...................     1.04%      1.11%      0.10%      0.04%      N/A
     Total Gross Expense................     2.64%      2.69%      1.64%      1.56%      N/A
     Net Investment Income..............     7.37%      7.34%      5.70%      3.99%      N/A

SENIOR INDEBTEDNESS:
Total Borrowing Outstanding (In
  thousands)............................  $458,000   $555,000   $195,000   $123,000      -0-
Asset Coverage Per $1,000 Unit of Senior
  Indebtedness (d)......................  $  4,538   $  5,543   $ 10,127   $ 18,767      N/A

(a) Based on average shares outstanding.

(b) Assumes reinvestment of all distributions for the period and does not include payment of the maximum early withdrawal charge of 1%, charged on repurchases by the Fund made within one year of purchase. If the sales charge was included, total returns would be lower. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or repurchases by the Fund of Fund shares. The early withdrawal charge was terminated effective February 18, 2005.

(c) Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.

(d) Calculated by subtracting the Fund's total liabilities (not including the Borrowings) from the Fund's total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

(e) Amount is less than 0.01%.

N/A=Not Applicable

 44                                            See Notes to Financial Statements

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Senior Loan Fund (the "Fund") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is to provide a high level of current income, consistent with preservation of capital. The Fund invests primarily in adjustable rate Senior Loans. Senior Loans are business loans that have a senior right to payment and are made to borrowers that may be corporations, partnerships, or other entities. These borrowers operate in a variety of industries and geographic regions. The Fund commenced investment operations on October 4, 1989. The Fund continuously offers Class A Shares, Class B Shares and Class C Shares. Class IB Shares and Class IC Shares are not continuously offered. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION The Fund's Senior Loans and notes are valued by the Fund following valuation guidelines established and periodically reviewed by the Fund's Board of Trustees. Under the valuation guidelines, Senior Loans and notes for which reliable market quotes are readily available are valued at the mean of such bid and ask quotes. Where reliable market quotes are not readily available, Senior Loans and notes are valued, where possible, using independent market indicators provided by independent pricing sources approved by the Board of Trustees. Other Senior Loans and notes are valued by independent pricing sources approved by the Board of Trustees based upon pricing models developed, maintained and operated by those pricing sources or valued by Van Kampen Asset Management (the "Adviser") by considering a number of factors including consideration of market indicators, transactions in instruments which the Adviser believes may be comparable (including comparable credit quality, interest rate redetermination period and maturity), the credit worthiness of the Borrower, the current interest rate, the period until the next interest rate redetermination and the maturity of such Senior Loans. Consideration of comparable instruments may include commercial paper, negotiable certificates of deposit and short-term variable rate securities which have adjustment periods comparable to the Senior Loans in the Fund's portfolio. The fair value of Senior Loans are reviewed and approved by the Fund's Valuation Committee and Board of Trustees.

    Equity securities are valued on the basis of prices furnished by pricing services or at fair value as determined in good faith by the Adviser under the direction of the Board of Trustees. Credit default swaps are valued using market quotations from brokers.

    Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Short-term loan participations are valued at cost in the absence of any indication of impairment.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

B. SECURITY TRANSACTIONS Investment transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. Legal expenditures that are expected to result in the restructuring of or a plan of reorganization for an investment are recorded as realized losses.

    The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until after payment is made. At July 31, 2008, the Fund had no when-issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INVESTMENT INCOME Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Facility fees on senior loans purchased are treated as market discounts. Market premiums are amortized and discounts are accreted over the stated life of each applicable senior loan, note or other fixed-income security.

    Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are earned as compensation for agreeing to changes in loan agreements. Income, expenses and realized and unrealized gains or losses are allocated on a pro-rata basis to each class of shares except for distribution and service fees, which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund adopted the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on July 31, 2008. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other" expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service and various states. Generally, each of the tax years in the four year period ended July 31, 2008, remains subject to examination by taxing authorities.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. The Fund had capital loss carryforward of $28,927,103, that expired during the current fiscal year. At July 31, 2008, the Fund had an

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

accumulated capital loss carryforward for tax purposes of $1,053,372,268, which will expire according to the following schedule.

   AMOUNT                                                                   EXPIRATION
$ 90,868,001 ............................................................  July 31, 2009
 445,144,583 ............................................................  July 31, 2010
 215,755,020 ............................................................  July 31, 2011
 153,257,861 ............................................................  July 31, 2012
  68,141,145 ............................................................  July 31, 2013
  21,900,119 ............................................................  July 31, 2014
  48,144,741 ............................................................  July 31, 2015
  10,160,798 ............................................................  July 31, 2016

    Due to a merger with another regulated investment company, a portion of the capital loss carry forward referred to above may be limited under Internal Revenue Code Section 382.

    At July 31, 2008, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes........................  $2,449,390,981
                                                              ==============
Gross tax unrealized appreciation...........................       5,989,595
Gross tax unrealized depreciation...........................    (354,080,545)
                                                              --------------
Net tax unrealized depreciation on investments..............  $ (348,090,950)
                                                              ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    The tax character of distributions paid during the years ended July 31, 2008 and 2007 were as follows:

                                                                  2008            2007
Distributions paid from:
  Ordinary income...........................................  $153,352,927    $158,093,206
                                                              ============    ============

    Permanent differences, primarily due to a portion of capital loss carryforward expiring in the current year, resulted in the following reclassifications among the Fund's components of net assets at July 31, 2008.

ACCUMULATED UNDISTRIBUTED   ACCUMULATED NET
  NET INVESTMENT INCOME      REALIZED LOSS       CAPITAL
        $907,047              $28,020,056     $(28,927,103)

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

    As of July 31, 2008, the components of distributable earnings on tax basis were as follows:

Undistributed ordinary income...............................  $241,066

    Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses related to wash sale transactions, gains or losses recognized on securities for tax purposes but not for book purposes and post October losses of $104,019,266, which are not recognized for tax purposes until the first day of the following fiscal year.

F. CREDITS EARNED ON CASH BALANCES During the year ended July 31, 2008, the Fund's custody fee was reduced by $60,967 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $500 million..........................................     .900%
Next $1.0 billion...........................................     .850%
Next $1.0 billion...........................................     .825%
Next $500 million...........................................     .800%
Over $3.0 billion...........................................     .775%

    In addition, the Fund will pay a monthly administration fee to Van Kampen Funds Inc., the Fund's Administrator, at an annual rate of .25% of the average daily net assets of the Fund. The administration services provided by the Administrator include monitoring the provisions of the loan agreements and any agreements with respect to participations and assignments, record keeping responsibilities with respect to interests in Senior Loans in the Fund's portfolio and providing certain services to the holders of the Fund's securities.

    For the year ended July 31, 2008, the Fund recognized expenses of approximately $214,100 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a Trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

    Under separate Legal Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended July 31, 2008, the Fund recognized expenses of approximately $131,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing legal services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Professional Fees" on the Statement of Operations. Services provided pursuant to the CCO Employment agreement are reported as part of "Accounting and Administrative Expenses" on the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended July 31, 2008, the Fund recognized expenses of approximately $1,074,200 representing transfer agency fees paid to

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the year ended July 31, 2008, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund's Class A Shares of approximately $81,600 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $1,025,500. Sales charges do not represent expenses of the Fund.

    During the period, the Fund owned shares of the following affiliated companies. Affiliated companies are defined by the 1940 Act as those companies in which a Fund holds 5% or more of the outstanding voting securities.

                                                           INTEREST/     MARKET
                                                 PAR/      DIVIDEND       VALUE
NAME                                            SHARES*     INCOME      7/31/2008       COST
DecorateToday.com--Common Shares..............  198,600      $-0-         $-0-       $3,505,909
Safelite Realty--Common Shares................   48,903       -0-          -0-              -0-
                                                           ---------    ---------    ----------
                                                             $-0-         $-0-       $3,505,909
                                                           =========    =========    ==========

*   Shares were acquired through the restructuring of senior loan interests.

    Affiliate transactions during the year ended July 31, 2008 were as follows:

                                  PAR/SHARES                            PAR/SHARES    REALIZED     INTEREST/
                                    AS OF        GROSS       GROSS        AS OF         GAIN/      DIVIDEND
NAME                              7/31/2007    ADDITIONS   REDUCTIONS   7/31/2008      (LOSS)       INCOME
Neoplan USA Corp.--Revolver**...   $589,367      $-0-      $(589,367)      $-0-      $       -0-     $-0-
Neoplan USA Corp.--Common
 Shares**.......................      8,517       -0-         (8,517)       -0-              (85)     -0-
Neoplan USA Corp.--Preferred
 Shares**.......................      2,262       -0-         (2,262)       -0-       (1,074,522)     -0-
                                                                                     -----------   ---------
                                                                                     $(1,074,607)    $-0-
                                                                                     ===========   =========

** Due to transactions during the year, the issue is no longer an affiliated company.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

3. CAPITAL TRANSACTIONS

For the years ended July 31, 2008 and 2007, transactions were as follows:

                                           FOR THE                          FOR THE
                                         YEAR ENDED                       YEAR ENDED
                                        JULY 31, 2008                    JULY 31, 2007
                                -----------------------------    -----------------------------
                                   SHARES           VALUE          SHARES           VALUE
Sales:
  Class A.....................    13,878,719    $ 114,737,828     60,949,393    $  551,496,214
  Class B.....................       836,922        6,902,503      3,189,043        28,836,440
  Class C.....................    12,926,214      106,752,567     59,772,959       540,812,266
  Class IB....................       666,398        5,257,495        510,976         4,619,719
  Class IC....................       386,439        3,077,850        442,098         3,994,552
                                ------------    -------------    -----------    --------------
Total Sales...................    28,694,692    $ 236,728,243    124,864,469    $1,129,759,191
                                ============    =============    ===========    ==============
Dividend Reinvestment:
  Class A.....................     2,423,210    $  19,639,786      1,489,889    $   13,442,544
  Class B.....................       169,000        1,366,334        122,843         1,108,324
  Class C.....................     1,985,170       16,114,304      1,019,867         9,195,222
  Class IB....................     5,277,787       42,470,643      6,321,648        57,140,202
  Class IC....................       870,220        7,016,635      1,132,161        10,229,303
                                ------------    -------------    -----------    --------------
Total Dividend Reinvestment...    10,725,387    $  86,607,702     10,086,408    $   91,115,595
                                ============    =============    ===========    ==============
Repurchases:
  Class A.....................   (41,638,073)   $(337,998,500)    (9,602,050)   $  (86,649,107)
  Class B.....................    (1,842,800)     (14,534,180)      (493,624)       (4,455,429)
  Class C.....................   (34,797,603)    (276,019,369)    (3,701,287)      (33,378,803)
  Class IB....................   (27,750,464)    (224,001,324)   (21,362,284)     (193,268,547)
  Class IC....................    (8,101,152)     (65,482,661)    (6,266,028)      (56,639,565)
                                ------------    -------------    -----------    --------------
Total Repurchases.............  (114,130,092)   $(918,036,034)   (41,425,273)   $ (374,391,451)
                                ============    =============    ===========    ==============

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from investments sold and repaid, excluding short-term investments, were $880,390,593 and $1,568,794,585, respectively.

5. REPURCHASE OF SHARES

The Fund has a policy of making monthly repurchase offers ("Repurchase Offers") for the Fund's shares pursuant to Rule 23c-3(b) of the 1940 Act; until October 2006 Repurchase Offers had been made at quarterly intervals.

    On June 23, 2006, the shareholders of the Fund approved an amendment to the Fund's fundamental policy regarding the Fund's offer to repurchase its shares to allow the Fund to repurchase its shares on a monthly basis. In addition, on June 7, 2006, the Fund obtained exemptive relief from the Securities and Exchange Commission to enable the Fund to conduct monthly Repurchase Offers, subject to certain conditions. The Fund began conducting monthly offers to repurchase its outstanding shares commencing in October 2006.

    The Repurchase Offers will continue to be for between 5% and 25% of the Fund's outstanding shares; however, whereas the Fund's present intent for quarterly offers was up to

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

15% during any one quarter, the Fund's present intent for monthly offers is up to between 5% and 8% (However, the Board of Trustees may authorize an additional 2%, if necessary, without extending the repurchase offer.). The repurchase request deadline will be the third Friday of each calendar month (or the preceding business day if such third Friday is not a business day). To accommodate monthly Repurchase Offers, the Fund has shorter notice periods before each offer, shorter repurchase periods and shorter payment periods after each offer. During the year ended July 31, 2008, the Fund had no quarterly Repurchase Offers and twelve monthly Repurchase Offers as follows:

                                                                                  PERCENT OF
                                        PERCENTAGE OF                             OUTSTANDING
REPURCHASE                            OUTSTANDING SHARES       NUMBER OF            SHARES
REQUEST                                THE FUND OFFERED     SHARES TENDERED        TENDERED
DEADLINES                               TO REPURCHASE        (ALL CLASSES)       (ALL CLASSES)
August 17, 2007.....................         5.0%             13,371,913              4.5%
September 21, 2007..................         5.0               8,268,558              2.9
October 19, 2007....................         5.0               5,545,251              1.9
November 16, 2007...................         5.0               9,949,692              3.5
December 21, 2007...................         5.0              16,587,388              6.0
January 18, 2008....................         5.0              11,035,963              4.2
February 15, 2008...................         5.0              17,749,669              7.0
March 20, 2008......................         5.0              12,262,495              5.2
April 18, 2008......................         5.0               5,349,762              2.3
May 16, 2008........................         5.0               4,287,456              1.9
June 20, 2008.......................         5.0               5,028,391              2.3
July 17, 2008.......................         5.0               4,693,555              2.1

6. COMMITMENTS

Pursuant to the terms of certain of the Senior Loan agreements, the Fund had unfunded loan commitments of approximately $84,041,300 as of July 31, 2008. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities, and liquid senior loans as a reserve. The unrealized depreciation on these commitments of $9,940,227 as of July 31, 2008 is reported as "Unfunded Commitments" on the Statement of Assets and Liabilities.

7. BORROWINGS

The Fund may utilize financial leverage to the maximum extent allowable under the 1940 Act. Under the 1940 Act, a fund generally may not borrow money greater than 33 1/3 of the fund's total assets.

    The Fund has entered into a $700 million annual revolving credit and security agreement. This revolving credit agreement is secured by the assets of the Fund. In connection with this agreement, for the year ended July 31, 2008, the Fund incurred fees of approximately $1,589,900. For the year ended July 31, 2008, the average daily balance of borrowings under the Amended and Restated Revolving Credit and Security Agreement was $487,674,863 with a weighted average interest rate of 4.23%. Effective August 1, 2008, the Fund changed its Credit and Security Agreement to $500 million.

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

8. SENIOR LOAN PARTICIPATION COMMITMENTS

The Fund invests primarily in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

    At July 31, 2008, the following sets forth the selling participants with respect to interests in Senior Loans purchased by the Fund on a participation basis.

                                                              PRINCIPAL
                                                               AMOUNT       VALUE
SELLING PARTICIPANT                                             (000)       (000)
Merrill Lynch...............................................   $20,000     $12,000
JP Morgan Chase.............................................    20,000      12,000
Citicorp North America......................................    16,667      10,000
Bank of America, NA.........................................    10,000       6,000
                                                               -------     -------
                                                               $66,667     $40,000
                                                               -------     -------

9. DISTRIBUTION AND SERVICE PLAN

Shares of the Fund are distributed by Van Kampen Funds, Inc. ("the Distributor"), an affiliate of the Adviser. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each of its Class A Shares, Class B Shares and Class C Shares and in so doing has agreed to comply with rule 12b-1 under the 1940 Act as if the Fund were an open-end investment company. The Fund also has adopted a service plan (the "Service Plan") with respect to each of its Class A Shares, Class B Shares, Class C Shares and Class IC Shares. There is no Distribution Plan or Service Plan for Class IB Shares and no Distribution Plan for Class IC Shares. All service fees under the Service Plan applicable to Class A Shares, Class B Shares, Class C Shares and Class IC Shares are currently being waived. For the year ended July 31, 2008, the Distributor waived service fees of $2,534,551. This waiver is voluntary in nature and can be discontinued at any time. Under the Distribution Plan and Service Plan, the Fund pays distribution fees in connection with the sale and distribution of its Shares and service fees in connection with the provision of ongoing services to shareholders of each such class and the maintenance of shareholder accounts.

    Under the Distribution Plan and Service Plan, the Fund may spend up to a total of 0.25%, 1.00%, 1.00%, and 0.15% (0.25% maximum) per year of the average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Due to voluntary fee waivers by the Distributor, the aggregate distribution and service fees are currently 0.00%, 0.75%, 0.75%, and 0.00% per year of the average daily net assets for Class A Shares, Class B Shares, Class C Shares, and Class IC Shares, respectively. Annual fees under the Distribution Plan and Service Plan are accrued daily. The net annual fees for Class B Shares and Class C Shares are paid monthly to the Distributor.

    The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed receivable") was approximately $596,700 and $2,707,500 for Class B Shares and Class C Shares, respectively. These amounts may be recovered from future payments

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

under the Distribution Plan. To the extent the unreimbursed receivable has been fully recovered, any excess fees will be refunded to the Fund on a quarterly basis.

10. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    The Fund may enter into credit default swap contracts for hedging purposes or to gain exposure to a credit in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding but the seller in a credit default swap contract would be required to pay an agreed-upon amount, which approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments, to the buyer in the event of an adverse credit event of the issuer. The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.

    The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments,

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39: Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within "Swap Contracts" on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

11. INDEMNIFICATIONS

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

12. ACCOUNTING PRONOUNCEMENT

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. As of July 31, 2008, the Adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain measurements reported on the Statement of Operations for a fiscal period.

    On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of FAS 161 and its impact on the financial statements has not yet been determined.

13. LEGAL MATTERS

The Fund is one of numerous defendants ("Lenders") that have been named in an adversary proceeding pending in the Bankruptcy Court of the Southern District of Florida. The action

VAN KAMPEN SENIOR LOAN FUND

NOTES TO FINANCIAL STATEMENTS -- JULY 31, 2008 continued

was filed on July 15, 2008, by the Official Committee of Unsecured Creditors of home building companies to which the Lenders loaned money through credit agreements. Plaintiff alleges that monies used to repay the Lenders should be avoided as fraudulent and preferential transfers under the bankruptcy laws. More specifically, Plaintiff alleges that subsidiaries of the home building companies were allegedly forced to become co-borrowers and guarantors of the monies used to repay the Lenders, and that the subsidiaries did not receive fair consideration or reasonably equivalent value when they transferred the proceeds to repay the Lenders. Plaintiff seeks to avoid the transfers and other equitable relief. The Lenders have moved to dismiss the complaint. That motion is now pending.

VAN KAMPEN SENIOR LOAN FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Van Kampen Senior Loan Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Senior Loan Fund (the "Fund"), including the portfolio of investments, as of July 31, 2008, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008, by correspondence with the Fund's custodian, brokers and selling or agent banks; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Senior Loan Fund as of July 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
September 19, 2008

VAN KAMPEN SENIOR LOAN FUND

BOARD OF TRUSTEES, OFFICERS AND IMPORTANT ADDRESSES

BOARD OF TRUSTEES

DAVID C. ARCH
JERRY D. CHOATE
ROD DAMMEYER
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
HOWARD J KERR
JACK E. NELSON
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

JERRY W. MILLER
President and Principal Executive Officer

AMY R. DOBERMAN
Vice President

STEFANIE V. CHANG
Vice President and Secretary

JOHN L. SULLIVAN
Chief Compliance Officer

STUART N. SCHULDT
Chief Financial Officer and Treasurer

KEVIN KLINGERT
Vice President

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT
522 Fifth Avenue
New York, New York 10036

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
522 Fifth Avenue
New York, New York 10036

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 219286
Kansas City, Missouri 64121-9286

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
One Lincoln Street
Boston, Massachusetts 02111

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM LLP
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DELOITTE & TOUCHE LLP
111 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEE AND OFFICER INFORMATION

The business and affairs of each Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and executive officers of each Fund and their principal occupations during the last five years, other directorships held by trustees and their affiliations, if any, with Van Kampen Investments, the Adviser, the Distributor, Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Investor Services. The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Trustees of the Fund generally serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
David C. Arch (63)              Trustee      Trustee     Chairman and Chief             71       Trustee/Director/Managing
Blistex Inc.                                 since 1988  Executive Officer of                    General Partner of funds
1800 Swift Drive                                         Blistex Inc., a consumer                in the Fund Complex.
Oak Brook, IL 60523                                      health care products                    Director of the Heartland
                                                         manufacturer.                           Alliance, a nonprofit
                                                                                                 organization serving
                                                                                                 human needs based in
                                                                                                 Chicago. Board member of
                                                                                                 the Illinois
                                                                                                 Manufacturers'
                                                                                                 Association. Member of
                                                                                                 the Board of Visitors,
                                                                                                 Institute for the
                                                                                                 Humanities, University of
                                                                                                 Michigan.


VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jerry D. Choate (70)            Trustee      Trustee     Prior to January 1999,         71       Trustee/Director/Managing
33971 Selva Road                             since 2006  Chairman and Chief                      General Partner of funds
Suite 130                                                Executive Officer of the                in the Fund Complex.
Dana Point, CA 92629                                     Allstate Corporation                    Director of Amgen Inc., a
                                                         ("Allstate") and Allstate               biotechnological company,
                                                         Insurance Company. Prior                and Valero Energy
                                                         to January 1995,                        Corporation, an
                                                         President and Chief                     independent refining
                                                         Executive Officer of                    company.
                                                         Allstate. Prior to August
                                                         1994, various management
                                                         positions at Allstate.

Rod Dammeyer (67)               Trustee      Trustee     President of CAC, L.L.C.,      71       Trustee/Director/Managing
CAC, L.L.C.                                  since 1988  a private company                       General Partner of funds
4350 La Jolla Village Drive                              offering capital                        in the Fund Complex.
Suite 980                                                investment and management               Director of Quidel
San Diego, CA 92122-6223                                 advisory services.                      Corporation, Stericycle,
                                                                                                 Inc. and Trustee of The
                                                                                                 Scripps Research
                                                                                                 Institute. Prior to
                                                                                                 February 2008, Director
                                                                                                 of Ventana Medical
                                                                                                 Systems, Inc. Prior to
                                                                                                 April 2007, Director of
                                                                                                 GATX Corporation. Prior
                                                                                                 to April 2004, Director
                                                                                                 of TheraSense, Inc. Prior
                                                                                                 to January 2004, Director
                                                                                                 of TeleTech Holdings Inc.
                                                                                                 and Arris Group, Inc.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Linda Hutton Heagy++ (60)       Trustee      Trustee     Prior to February 2008,        71       Trustee/Director/Managing
4939 South Greenwood                         since 2006  Managing Partner of                     General Partner of funds
Chicago, IL 60615                                        Heidrick & Struggles, an                in the Fund Complex.
                                                         international executive                 Trustee on the University
                                                         search firm. Prior to                   of Chicago Medical Center
                                                         1997, Partner of Ray &                  Board, Vice Chair of the
                                                         Berndtson, Inc., an                     Board of the YMCA of
                                                         executive recruiting                    Metropolitan Chicago and
                                                         firm. Prior to 1995,                    a member of the Women's
                                                         Executive Vice President                Board of the University
                                                         of ABN AMRO, N.A., a bank               of Chicago.
                                                         holding company. Prior to
                                                         1990, Executive Vice
                                                         President of The Exchange
                                                         National Bank.

R. Craig Kennedy (56)           Trustee      Trustee     Director and President of      71       Trustee/Director/Managing
1744 R Street, NW                            since 2006  the German Marshall Fund                General Partner of funds
Washington, DC 20009                                     of the United States, an                in the Fund Complex.
                                                         independent U.S.                        Director of First Solar,
                                                         foundation created to                   Inc.
                                                         deepen understanding,
                                                         promote collaboration and
                                                         stimulate exchanges of
                                                         practical experience
                                                         between Americans and
                                                         Europeans. Formerly,
                                                         advisor to the Dennis
                                                         Trading Group Inc., a
                                                         managed futures and
                                                         option company that
                                                         invests money for
                                                         individuals and
                                                         institutions. Prior to
                                                         1992, President and Chief
                                                         Executive Officer,
                                                         Director and member of
                                                         the Investment Committee
                                                         of the Joyce Foundation,
                                                         a private foundation.

Howard J Kerr (72)              Trustee      Trustee     Prior to 1998, President       71       Trustee/Director/Managing
14 Huron Trace                               since 1992  and Chief Executive                     General Partner of funds
Galena, IL 61036                                         Officer of Pocklington                  in the Fund Complex.
                                                         Corporation, Inc., an                   Director of the Lake
                                                         investment holding                      Forest Bank & Trust.
                                                         company.                                Director of the Marrow
                                                                                                 Foundation.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Jack E. Nelson (72)             Trustee      Trustee     President of Nelson            71       Trustee/Director/Managing
423 Country Club Drive                       since 2006  Investment Planning                     General Partner of funds
Winter Park, FL 32789                                    Services, Inc., a                       in the Fund Complex.
                                                         financial planning
                                                         company and registered
                                                         investment adviser in the
                                                         State of Florida.
                                                         President of Nelson Ivest
                                                         Brokerage Services Inc.,
                                                         a member of the Financial
                                                         Industry Regulatory
                                                         Authority ("FINRA"),
                                                         Securities Investors
                                                         Protection Corp. and the
                                                         Municipal Securities
                                                         Rulemaking Board.
                                                         President of Nelson Sales
                                                         and Services Corporation,
                                                         a marketing and services
                                                         company to support
                                                         affiliated companies.

Hugo F. Sonnenschein (67)       Trustee      Trustee     President Emeritus and         71       Trustee/Director/Managing
1126 E. 59th Street                          since 1994  Honorary Trustee of the                 General Partner of funds
Chicago, IL 60637                                        University of Chicago and               in the Fund Complex.
                                                         the Adam Smith                          Trustee of the University
                                                         Distinguished Service                   of Rochester and a member
                                                         Professor in the                        of its investment
                                                         Department of Economics                 committee. Member of the
                                                         at the University of                    National Academy of
                                                         Chicago. Prior to July                  Sciences, the American
                                                         2000, President of the                  Philosophical Society and
                                                         University of Chicago.                  a fellow of the American
                                                                                                 Academy of Arts and
                                                                                                 Sciences.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE           EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE

Suzanne H. Woolsey, Ph.D. (66)  Trustee      Trustee     Chief Communications           71       Trustee/Director/Managing
815 Cumberstone Road                         since 2006  Officer of the National                 General Partner of funds
Harwood, MD 20776                                        Academy of                              in the Fund Complex.
                                                         Sciences/National                       Trustee of Changing World
                                                         Research Council, an                    Technologies, Inc., an
                                                         independent, federally                  energy manufacturing
                                                         chartered policy                        company, since July 2008.
                                                         institution, from 2001 to               Director of Fluor Corp.,
                                                         November 2003 and Chief                 an engineering,
                                                         Operating Officer from                  procurement and
                                                         1993 to 2001. Prior to                  construction
                                                         1993, Executive Director                organization, since
                                                         of the Commission on                    January 2004. Director of
                                                         Behavioral and Social                   Intelligent Medical
                                                         Sciences and Education at               Devices, Inc., a symptom
                                                         the National Academy of                 based diagnostic tool for
                                                         Sciences/National                       physicians and clinical
                                                         Research Council. From                  labs. Director of the
                                                         1980 through 1989,                      Institute for Defense
                                                         Partner of Coopers &                    Analyses, a federally
                                                         Lybrand.                                funded research and
                                                                                                 development center,
                                                                                                 Director of the German
                                                                                                 Marshall Fund of the
                                                                                                 United States, Director
                                                                                                 of the Rocky Mountain
                                                                                                 Institute and Trustee of
                                                                                                 California Institute of
                                                                                                 Technology and the
                                                                                                 Colorado College.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEE AND OFFICER INFORMATION continued

INTERESTED TRUSTEE*

                                                                                    NUMBER OF
                                              TERM OF                                FUNDS IN
                                             OFFICE AND                                FUND
                                POSITION(S)  LENGTH OF                               COMPLEX
NAME, AGE AND ADDRESS            HELD WITH      TIME     PRINCIPAL OCCUPATION(S)     OVERSEEN    OTHER DIRECTORSHIPS
OF INTERESTED TRUSTEE            EACH FUND     SERVED    DURING PAST 5 YEARS        BY TRUSTEE   HELD BY TRUSTEE
Wayne W. Whalen* (69)           Trustee      Trustee     Partner in the law firm        71       Trustee/Director/Managing
333 West Wacker Drive                        since 1988  of Skadden, Arps, Slate,                General Partner of funds
Chicago, IL 60606                                        Meagher & Flom LLP, legal               in the Fund Complex.
                                                         counsel to funds in the                 Director of the Abraham
                                                         Fund Complex.                           Lincoln Presidential
                                                                                                 Library Foundation.

------------------------------------

+   See Table D below.

++ As indicated above, prior to February 2008, Ms. Heagy was an employee of Heidrick and Struggles, an international executive search firm ("Heidrick"). Heidrick has been (and may continue to be) engaged by Morgan Stanley from time to time to perform executive searches. Such searches have been done by professionals at Heidrick without any involvement by Ms. Heagy. Ethical wall procedures exist to ensure that Ms. Heagy will not have any involvement with any searches performed by Heidrick for Morgan Stanley. Ms. Heagy does not receive any compensation, directly or indirectly, for searches performed by Heidrick for Morgan Stanley.

* Mr. Whalen is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

VAN KAMPEN SENIOR LOAN FUND

TRUSTEE AND OFFICER INFORMATION continued

OFFICERS

                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   EACH FUND           SERVED    DURING PAST 5 YEARS
Jerry W. Miller (47)          President and            Officer     President and Principal Executive Officer of funds in the
522 Fifth Avenue              Principal Executive      since 2008  Fund Complex since May 2008. President and Chief Executive
New York, NY 10036            Officer                              Officer of Van Kampen Investments since June 2008. Central
                                                                   Division Director for Morgan Stanley's Global Wealth
                                                                   Management Group from March 2006 to June 2008. Previously,
                                                                   Chief Operating Officer of the global proprietary business of Merrill Lynch Investment Management from 2002 to 2006.

Kevin Klingert (46)           Vice President           Officer     Vice President of funds in the Fund Complex since March
522 Fifth Avenue                                       since 2008  2008. Chief Operating Officer of the Fixed Income portion of
New York, NY 10036                                                 Morgan Stanley Investment Management Inc. since March 2008.
                                                                   Head of Global Liquidity Portfolio Management and co-Head of
                                                                   Liquidity Credit Research of Morgan Stanley Investment
                                                                   Management since December 2007. Managing Director of Morgan
                                                                   Stanley Investment Management Inc. from December 2007 to
                                                                   March 2008. Previously, Managing Director on the Management
                                                                   Committee and head of Municipal Portfolio Management and
                                                                   Liquidity at BlackRock from October 1991 to January 2007.
                                                                   Assistant Vice President municipal portfolio manager at
                                                                   Merrill Lynch from March 1985 to October 1991.

Amy R. Doberman (46)          Vice President           Officer     Managing Director and General Counsel - U.S. Investment
522 Fifth Avenue                                       since 2004  Management; Managing Director of Morgan Stanley Investment
New York, NY 10036                                                 Management Inc., Morgan Stanley Investment Advisors Inc. and
                                                                   the Adviser. Vice President of the Morgan Stanley
                                                                   Institutional and Retail Funds since July 2004 and Vice
                                                                   President of funds in the Fund Complex since August 2004.
                                                                   Previously, Managing Director and General Counsel of
                                                                   Americas, UBS Global Asset Management from July 2000 to July
                                                                   2004 and General Counsel of Aeltus Investment Management,
                                                                   Inc. from January 1997 to July 2000.

Stefanie V. Chang Yu (41)     Vice President           Officer     Managing Director of Morgan Stanley Investment Management
522 Fifth Avenue              and Secretary            since 2003  Inc. Vice President and Secretary of funds in the Fund
New York, NY 10036                                                 Complex.

VAN KAMPEN SENIOR LOAN FUND
TRUSTEE AND OFFICER INFORMATION continued
                                                        TERM OF
                                                       OFFICE AND
                                    POSITION(S)        LENGTH OF
NAME, AGE AND                        HELD WITH            TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   EACH FUND           SERVED    DURING PAST 5 YEARS

John L. Sullivan (53)         Chief Compliance         Officer     Chief Compliance Officer of funds in the Fund Complex since
1 Parkview Plaza -- Suite     Officer                  since 1996  August 2004. Prior to August 2004, Director and Managing
100                                                                Director of Van Kampen Investments, the Adviser, Van Kampen
Oakbrook Terrace, IL 60181                                         Advisors Inc. and certain other subsidiaries of Van Kampen
                                                                   Investments, Vice President, Chief Financial Officer and
                                                                   Treasurer of funds in the Fund Complex and head of Fund
                                                                   Accounting for Morgan Stanley Investment Management Inc.
                                                                   Prior to December 2002, Executive Director of Van Kampen
                                                                   Investments, the Adviser and Van Kampen Advisors Inc.

Stuart N. Schuldt (46)        Chief Financial Officer  Officer     Executive Director of Morgan Stanley Investment Management
1 Parkview Plaza -- Suite     and Treasurer            since 2007  Inc. since June 2007. Chief Financial Officer and Treasurer
100                                                                of funds in the Fund Complex since June 2007. Prior to June
Oakbrook Terrace, IL 60181                                         2007, Senior Vice President of Northern Trust Company,
                                                                   Treasurer and Principal Financial Officer for Northern Trust
                                                                   U.S. mutual fund complex.

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy



  We are required by federal law to provide you with a copy of our Privacy Policy annually.

  The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

  This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

  Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

  WE RESPECT YOUR PRIVACY

  We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

  We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

  1. WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

  To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

                                                      (continued on next page)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  For example:

   -- We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

   -- We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

   -- We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

   -- We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

   -- If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

  2. WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

  A. INFORMATION WE DISCLOSE TO OUR AFFILIATED COMPANIES. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

  B. INFORMATION WE DISCLOSE TO THIRD PARTIES. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

                                                           (continued on back)

  Van Kampen Senior Loan Fund

  An Important Notice Concerning Our U.S. Privacy Policy  continued

  other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

  3. HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

  We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

  The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

                                                         Van Kampen Funds Inc.
                                                              522 Fifth Avenue
                                                      New York, New York 10036
                                                             www.vankampen.com

                                       Copyright (C)2008 Van Kampen Funds Inc.
                                        All rights reserved. Member FINRA/SIPC

                                                         18, 118, 218, 59, 359
                                                                   SLFANN 9/08
    (VAN KAMPEN INVESTMENTS LOGO)                           IU08-04810P-Y07/08

Item 2. Code of Ethics.

(a) The Fund has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)  No information need be disclosed pursuant to this paragraph.

(c) Due to personnel changes at the Adviser, the list of covered officers set forth in Exhibit B was amended in June 2008 and the general counsel's designee set forth in Exhibit C was amended in January 2008. Both editions of Exhibit B and both editions of Exhibit C are attached.

(d)  Not applicable.

(e)  Not applicable.

(f)

     (1)  The Fund's Code of Ethics is attached hereto as Exhibit 12(1).

     (2)  Not applicable.

     (3)  Not applicable.

Item 3. Audit Committee Financial Expert.

The Trust's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Rod Dammeyer, Jerry D. Choate and R. Craig Kennedy. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g). Based on fees billed for the periods shown:

2008

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   ----------------
AUDIT FEES..............    $128,815             N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...    $      0        $215,000(2)
   TAX FEES.............    $  3,000(3)     $      0
   ALL OTHER FEES.......    $      0        $      0
TOTAL NON-AUDIT FEES....    $  3,000        $215,000
                            --------        --------
TOTAL...................    $131,815        $215,000
                            ========        ========

2007

                           REGISTRANT   COVERED ENTITIES(1)
                           ----------   ----------------
AUDIT FEES..............    $121,975             N/A
NON-AUDIT FEES
   AUDIT-RELATED FEES...    $      0        $211,000(2)
   TAX FEES.............    $  2,375(3)     $      0
   ALL OTHER FEES.......    $      0        $      0
TOTAL NON-AUDIT FEES....    $  2,375        $211,000
                            --------        --------
TOTAL...................    $124,350        $211,000
                            ========        ========

N/A- Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3) Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant's tax.

(e)(1) The audit committee's pre-approval policies and procedures are as follows:

                              JOINT AUDIT COMMITTEE
                          AUDIT AND NON-AUDIT SERVICES
                       PRE-APPROVAL POLICY AND PROCEDURES
                                     OF THE
                                VAN KAMPEN FUNDS

              AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1. STATEMENT OF PRINCIPLES

     The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor's independence from the Fund.(2)

     The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specific pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

     For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund's ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

     The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

     The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval

----------
(1) This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2) Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

     The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the Independent Auditors to management.

     The Fund's Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors' independence.

2. DELEGATION

     As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3. AUDIT SERVICES

     The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund's financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

     In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

     The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4. AUDIT-RELATED SERVICES

     Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or, to the extent they are Covered Services, the Covered Entities' financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

     The Audit Committee has pre-approved the Audit-related services in Appendix
B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5. TAX SERVICES

     The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

     Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6. ALL OTHER SERVICES

     The Audit Committee believes, based on the SEC's rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

     The Audit Committee has pre-approved the All Other services in Appendix
B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

     A list of the SEC's prohibited non-audit services is attached to this policy as Appendix B.5. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7. PRE-APPROVAL FEE LEVELS OR BUDGETED AMOUNTS

     Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8. PROCEDURES

     All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund's Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund's Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund's Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

     The Audit Committee has designated the Fund's Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund's Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix
B.7. Both the Fund's Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund's Chief Financial Officer or any member of management.

9. ADDITIONAL REQUIREMENTS

     The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor's independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10. COVERED ENTITIES

     Covered Entities include the Fund's investment adviser(s) and any entity controlling, controlled by or under common control with the Fund's investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund's audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

     -    Van Kampen Investments Inc.

     -    Van Kampen Asset Management

     -    Van Kampen Advisors Inc.

     -    Van Kampen Funds Inc.

     -    Van Kampen Investor Services Inc.

     -    Morgan Stanley Investment Management Inc.

     -    Morgan Stanley Trust Company

     -    Morgan Stanley Investment Management Ltd.

     -    Morgan Stanley Investment Management Company

     -    Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2) Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee's pre-approval policies and procedures (included herein).

(f)  Not applicable.

(g)  See table above.

(h) The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors' independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry D. Choate, Rod Dammeyer

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Please refer to Item #1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund's and its investment advisor's Proxy Voting Policies and Procedures are as follows:

                      MORGAN STANLEY INVESTMENT MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

Introduction - Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies. This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Van Kampen Asset Management, and Van Kampen Advisors Inc. (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds--collectively referred to herein as the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the investment management or investment advisory agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy.

Proxy Research Services - RiskMetrics Group ISS Governance Services ("ISS") and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided include in-depth research, global issuer analysis, and voting recommendations. While we may review and utilize the recommendations of the Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions, particularly emerging markets, may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English;
(ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions. As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard. ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II. GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of its clients, we follow this Policy (subject to any exception set forth herein), including the guidelines set forth below. These guidelines address a broad range of issues, and provide general voting parameters on proposals that arise most frequently. However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard. Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals and to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome). We also may split votes at times based on differing views of portfolio managers, but such a split vote must be approved by the Proxy Review Committee.

We may abstain on matters for which disclosure is inadequate.

A. ROUTINE MATTERS. We generally support routine management proposals. The following are examples of routine management proposals:

     -    Approval of financial statements and auditor reports.

     - General updating/corrective amendments to the charter, articles of association or bylaws.

     - Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e. an uncontested corporate transaction), the adjournment request will be supported.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B. BOARD OF DIRECTORS

     1. Election of directors: In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

          a. We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent, although lack of board turnover and fresh perspective can be a negative factor in voting on directors.

               i. At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent.

               ii. We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

          b. Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation, nominating or audit committee.

          c. We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems, and/or acting with insufficient independence between the board and management.

          d. We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pills would be seen as a basis for opposing one or more incumbent nominees.

          e. In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.

          f. We consider withholding support from or voting against a nominee who has failed to attend at least 75% of board meetings within a given year without a reasonable excuse.

          g. We consider withholding support from or voting against a nominee who serves on the board of directors of more than six companies (excluding investment companies). We also consider voting against a director who otherwise appears to have too many commitments to serve adequately on the board of the company.

     2. Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66 2/3%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

     3. Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to social, religious or ethnic group.

     4. Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

     5. Proxy access: We consider on a case-by-case basis shareholder proposals to provide procedures for inclusion of shareholder nominees in company proxy statements.

     6. Proposals to elect all directors annually: We generally support proposals to elect all directors annually at public companies (to "declassify" the Board of Directors) where such action is supported by the board, and otherwise consider the issue on a case-by-case basis based in part on overall takeover defenses at a company.

     7. Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board). U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

     8. Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint a non-executive Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.

     9. Director retirement age and term limits: Proposals recommending set director retirement ages or director term limits are voted on a case-by-case basis.

     10. Proposals to limit directors' liability and/or broaden indemnification of directors. Generally, we will support such proposals provided that the officers and directors are eligible for indemnification and liability protection if they have acted in good faith on company business and were found innocent of any civil or criminal charges for duties performed on behalf of the company.

C. CORPORATE TRANSACTIONS AND PROXY FIGHTS. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis. However, proposals for mergers or other significant transactions that are friendly and approved by the Research Providers generally will be supported and in those instances will not need to be reviewed by the Proxy Review

Committee, where there is no portfolio manager objection and where there is no material conflict of interest. We also analyze proxy contests on a case-by-case basis.

D. CHANGES IN CAPITAL STRUCTURE.

     1.   We generally support the following:

          - Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

          - Management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding.

          - Management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

          - Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

          - Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

          -    Management proposals to effect stock splits.

          - Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

          -    Management proposals for higher dividend payouts.

     2. We generally oppose the following (notwithstanding management support):

          - Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

          - Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders.

          - Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

          -    Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances. For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

E. TAKEOVER DEFENSES AND SHAREHOLDER RIGHTS

     1. Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles; and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

     2. Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

     3. Shareholder rights to call meetings: We consider proposals to enhance shareholder rights to call meetings on a case-by-case basis.

     4. Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

     5. Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount, as determined by the Proxy Review Committee) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

     6. Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.

F. AUDITORS. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

G. EXECUTIVE AND DIRECTOR REMUNERATION.

     1.   We generally support the following proposals:

          - Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

          - Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

          - Proposals for employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad-based employee plan, including all non-executive employees.

          - Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

     2. Shareholder proposals requiring shareholder approval of all severance agreements will not be supported, but proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) generally will be supported. We generally oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such proposals where we consider SERPs to be excessive.

     3. Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

     4. We consider shareholder proposals for U.K.-style advisory votes on pay on a case-by-case basis.

     5. We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in option exercises.

     6. Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

H. SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES. We consider proposals relating to social, political and environmental issues on a case-by-case basis to determine whether they will have a financial impact on shareholder value. However, we generally vote against proposals requesting reports that are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We generally oppose proposals requiring adherence to workplace standards that are not required or customary in market(s) to which the proposals relate.

I. FUND OF FUNDS. Certain Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee.

III. ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the "Committee") has overall responsibility for creating and implementing the Policy, working with an MSIM staff group (the "Corporate Governance Team"). The Committee, which is appointed by MSIM's Chief Investment Officer of Global Equities ("CIO"), consists of senior investment professionals who represent the different investment disciplines and geographic locations of the firm. Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The Committee Chairperson is the head of the Corporate Governance Team, and is responsible for identifying issues that require Committee deliberation or ratification. The Corporate Governance Team, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines. The Corporate Governance Team has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance, and to refer other case-by-case decisions to the Proxy Review Committee.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

A. COMMITTEE PROCEDURES

The Committee will meet at least monthly to (among other matters) address any outstanding issues relating to the Policy or its implementation. The Corporate Governance Team will timely communicate to ISS MSIM's Policy (and any amendments and/or any additional guidelines or procedures the Committee may adopt).

The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in this Policy; and (3) determine how to vote matters for which specific direction has not been provided in this Policy.

Members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst research, as applicable. Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ. Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available. If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the Committee will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

B. MATERIAL CONFLICTS OF INTEREST

In addition to the procedures discussed above, if the Committee determines that an issue raises a material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").

The Special Committee shall be comprised of the Chairperson of the Proxy Review Committee, the Chief Compliance Officer or his/her designee, a senior portfolio manager (if practicable, one who is a member of the Proxy Review Committee) designated by the Proxy Review Committee, and MSIM's relevant Chief Investment Officer or his/her designee, and any other persons deemed necessary by the Chairperson. The Special Committee may request the assistance of MSIM's General Counsel or his/her designee who will have sole discretion to cast a vote. In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C. IDENTIFICATION OF MATERIAL CONFLICTS OF INTEREST

A potential material conflict of interest could exist in the following situations, among others:

     1. The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a material matter affecting the issuer.

     2. The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

     3. Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the Chairperson of the Committee determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the Chairperson will address the issue as follows:

     1. If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

     2. If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

     3. If the Research Providers' recommendations differ, the Chairperson will refer the matter to the Committee to vote on the proposal. If the Committee determines that an issue raises a material conflict of interest, the Committee will request a Special Committee to review and recommend a course of action, as described above. Notwithstanding the above, the Chairperson of the Committee may request a Special Committee to review a matter at any time as he/she deems necessary to resolve a conflict.

D. PROXY VOTING REPORTING

The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s), for a period of at least 6 years. To the extent these decisions relate to a security held by an MSIM Fund, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

The Corporate Governance Team will timely communicate to applicable portfolio managers and to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.

MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.

APPENDIX A

The following procedures apply to accounts managed by Morgan Stanley AIP GP LP ("AIP").

Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures. To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Liquid Markets investment team and the Private Markets investment team of AIP. A summary of decisions made by the investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights

For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

     1. Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

     2. Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.

APPENDIX B

The following procedures apply to the portion of the Van Kampen Dynamic Credit Opportunities Fund ("VK Fund") sub advised by Avenue Europe International Management, L.P. ("Avenue"). (The portion of the VK Fund managed solely by Van Kampen Asset Management will continue to be subject to MSIM's Policy.)

     1. Generally: With respect to Avenue's portion of the VK Fund, the Board of Trustees of the VK Fund will retain sole authority and responsibility for proxy voting. The Adviser's involvement in the voting process of Avenue's portion of the VK Fund is a purely administrative function, and serves to execute and deliver the proxy voting decisions made by the VK Fund Board in connection with the Avenue portion of the VK Fund, which may, from time to time, include related administrative tasks such as receiving proxies, following up on missing proxies, and collecting data related to proxies. As such, the Adviser shall not be deemed to have voting power or shared voting power with Avenue with respect to Avenue's portion of the Fund.

     2. Voting Guidelines: All proxies, with respect to Avenue's portion of the VK Fund, will be considered by the VK Fund Board or such subcommittee as the VK Fund Board may designate from time to time for determination and voting approval. The VK Board or its subcommittee will timely communicate to MSIM's Corporate Governance Group its proxy voting decisions, so that among other things the votes will be effected consistent with the VK Board's authority.

               Administration: The VK Board or its subcommittee will meet on an adhoc basis as may be required from time to time to review proxies that require its review and determination. The VK Board or its subcommittee will document in writing all of its decisions and actions which will be maintained by the VK Fund, or its designee(s), for a period of at least 6 years. If a subcommittee is designated, a summary of decisions made by such subcommittee will be made available to the full VK Board for its information at its next scheduled respective meetings.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures

(a) The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(1) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

(3) Written solicitations to purchase securities under Rule 23c-1 during the period are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen Senior Loan Fund


By: /s/ Jerry W. Miller
    ---------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: September 18, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jerry W. Miller
    ---------------------------------
Name: Jerry W. Miller
Title: Principal Executive Officer
Date: September 18, 2008


By: /s/ Stuart N. Schuldt
    ---------------------------------
Name: Stuart N. Schuldt
Title: Principal Financial Officer
Date: September 18, 2008